                                                                    Exhibit 10.6
                                                                    ------------




                    NATIONAL BANK OF COMMERCE PENSION PLAN

                               TABLE OF CONTENTS
                               -----------------

ARTICLE I:  DEFINITIONS..................................................    1
      Section 1.01.  Accrued Benefit.....................................    1
      Section 1.02.  Act or ERISA........................................    1
      Section 1.03.  Actuarial Equivalent................................    1
      Section 1.04.  Actuary.............................................    2
      Section 1.05.  Affiliated Employer or Affiliate....................    3
      Section 1.06.  Annual Compensation.................................    3
      Section 1.07.  Average Monthly Earnings............................    6
      Section 1.08.  Board of Directors..................................    7
      Section 1.09.  Break in Service....................................    7
      Section 1.10.  Code................................................    7
      Section 1.11.  Claimant............................................    7
      Section 1.12.  Continuous Service..................................    7
      Section 1.13.  Covered Service.....................................    9
      Section 1.14.  Deferred Retirement Date............................    9
      Section 1.15.  Earliest Retirement Age and Early Retirement Date...    9
      Section 1.16.  Effective Date......................................    9
      Section 1.17.  Employee............................................    9
      Section 1.18.  Employer............................................    9
      Section 1.19.  First Gulf Plan.....................................   10
      Section 1.20.  Former Participant..................................   10
      Section 1.21.  Highly Compensated Employee, Highly Compensated
                     Former Employee, and Highly Compensated Participant.   10
      Section 1.22.  Hour of Service.....................................   12
      Section 1.23.  Investment Manager..................................   12
      Section 1.24.  Key Employee........................................   13
      Section 1.25.  Leased Employee.....................................   13
      Section 1.26.  Monthly Earnings....................................   13
      Section 1.27.  Monthly Retirement Income...........................   14
      Section 1.28.  Named Fiduciary.....................................   14
      Section 1.29.  Non-Highly Compensated Participant..................   14
      Section 1.30.  Non-Key Employee....................................   14
      Section 1.31.  Normal Retirement Date..............................   14
      Section 1.32.  Participant.........................................   14
      Section 1.33.  PBGC................................................   14
      Section 1.34.  Plan................................................   14
      Section 1.35.  Plan Administrator..................................   14
      Section 1.36.  Plan Year...........................................   15
      Section 1.37.  Pre-retirement Survivor Annuity.....................   15
      Section 1.38.  Regulation..........................................   15
      Section 1.39.  Required Beginning Date.............................   15
      Section 1.40.  Retired Participant.................................   15
      Section 1.41.  Service Year or Year of Service.....................   15
      Section 1.42.  Terminated Participant..............................   16
      Section 1.43.  Top Heavy Plan......................................   16
      Section 1.44.  Top Heavy Plan Year.................................   16
      Section 1.45.  Total and Permanent Disability......................   16
      Section 1.46.  Trust Agreement.....................................   17

      Section 1.47.  Trustee.............................................   17
      Section 1.48   Trust Fund..........................................   17
      Section 1.49   USERRA..............................................   17
      Section 1.50.  Vested..............................................   17

ARTICLE II:  PLAN ADMINISTRATION.........................................   17

      Section 2.01.  Named Fiduciary.....................................   17
      Section 2.02.  Allocation Of Fiduciary Responsibilities;
                     Designation Of A Plan Administrator.................   17
      Section 2.03.  Powers And Responsibilities Of The Employer.........   18
      Section 2.04.  Powers And Duties Of The Plan Administrator.........   19
      Section 2.05.  Powers And Duties Of The Trustee....................   21
      Section 2.06.  Powers And Duties Of The Actuary....................   21
      Section 2.07.  Claims For Benefits.................................   21
      Section 2.08.  Completion Of Forms And Submission Of Proof By
                     Participants........................................   22
      Section 2.09.  Payment Of Expenses.................................   22

ARTICLE III: BENEFITS....................................................   22
      Section 3.01.  Normal Retirement...................................   22
      Section 3.02.  Deferred Retirement.................................   24
      Section 3.03.  Early Retirement....................................   24
      Section 3.04.  Total And Permanent Disability......................   24
      Section 3.05.  Benefit Distribution................................   25
      Section 3.06.  Distribution Of Benefits Upon Death.................   28
      Section 3.07.  Determination Of Accrued Benefits Upon Termination..   32
      Section 3.08.  Lump Sum Distributions..............................   33
      Section 3.09.  Maximum Benefit Payment Date........................   36
      Section 3.10.  Suspension Of Benefits Upon Re-Employment Or
                     Continued Employment................................   36
      Section 3.11.  Direct Rollover.....................................   38
      Section 3.12.  Appointment Of Guardian For Beneficiary.............   38

ARTICLE IV:  CONTRIBUTION AND VALUATION..................................   39
      Section 4.01.  Deposit Of Funds....................................   39
      Section 4.02.  Payment Of Expenses.................................   39
      Section 4.03.  Periodic Actuarial Valuation........................   39
      Section 4.04.  Funding Standard Account............................   39
      Section 4.05.  Contributions By Mistake Of Fact....................   39
      Section 4.06.  Contributions Conditioned On Deductibility..........   39

ARTICLE V:   TRUST FUND AND TRUST AGREEMENT..............................   39
      Section 5.01.  Trust Fund..........................................   39
      Section 5.02.  Trust Agreement.....................................   40

ARTICLE VI:  MAXIMUM BENEFIT LIMITATIONS.................................   40
      Section 6.01.  General.............................................   40
      Section 6.02.  Annual Additions....................................   42
      Section 6.03.  Annual Benefit......................................   42
      Section 6.04.  Compensation........................................   42
      Section 6.05.  Current Accrued Benefit.............................   43
      Section 6.06.  Defined Benefit Dollar Limitation...................   43

      Section 6.07.  Defined Benefit Fraction............................   43
      Section 6.08.  Defined Contribution Fraction.......................   44
      Section 6.09.  Employer............................................   44
      Section 6.10.  Highest Average Compensation........................   44
      Section 6.11.  Limitation Year.....................................   44
      Section 6.12.  Maximum Permissible Amount..........................   45
      Section 6.13.  Projected Annual Benefit............................   45
      Section 6.14.  Social Security Retirement Age......................   46
      Section 6.15.  Year of Participation...............................   46

ARTICLE VII:  TOP HEAVY PROVISIONS.......................................   46
      Section 7.01.  General.............................................   46
      Section 7.02.  Key Employee........................................   46
      Section 7.03.  Top Heavy Plan......................................   47
      Section 7.04.  Top Heavy Ratio.....................................   47
      Section 7.05.  Permissive Aggregation Group........................   48
      Section 7.06.  Required Aggregation Group..........................   48
      Section 7.07.  Determination Date..................................   48
      Section 7.08.  Valuation Date......................................   49
      Section 7.09.  Present Value.......................................   49
      Section 7.10.  Minimum Accrued Benefit.............................   49
      Section 7.11.  Vesting.............................................   49

ARTICLE VIII: AMENDMENT, MERGER, CONSOLIDATION OR TRANSFER OF
              ASSETS.....................................................   50
      Section 8.01.  Plan Amendment......................................   50
      Section 8.02.  Merger, Consolidation Or Transfer Of Assets.........   51

ARTICLE IX:   PLAN TERMINATION...........................................   53
      Section 9.01.  Termination Of Plan.................................   53
      Section 9.02.  Limitation Of Benefits On Termination...............   55

ARTICLE X:  MISCELLANEOUS PROVISIONS.....................................   57
      Section 10.01. Headings And Subheadings Contained In Plan..........   57
      Section 10.02. Illegality Of Plan Provisions.......................   57
      Section 10.03. Correction Of Misstatements.........................   57
      Section 10.04. Singular And Plural Terms...........................   57
      Section 10.05. Governing Law.......................................   57
      Section 10.06. Voluntary Continuance Of The Plan By The Employer...   57
      Section 10.07. Source Of Payment Of Benefits.......................   57
      Section 10.08. Suspension Of Contributions By The Employer.........   57
      Section 10.09. No Employment Rights Under Plan.....................   57
      Section 10.10. Alienation Of Benefits Disallowed...................   57
      Section 10.11. Indemnification By Employer.........................   58
      Section 10.12. Bonding Of Fiduciaries..............................   58

                    NATIONAL BANK OF COMMERCE PENSION PLAN


     WHEREAS, National Bank of Commerce of Birmingham, a national banking association having its principal place of business in Birmingham, Alabama, established the National Bank of Commerce Pension Plan effective January 1, 1982 to provide retirement benefits for eligible employees; and

     WHEREAS, the National Bank of Commerce Pension Plan was amended and restated effective January 1, 1984 and was again amended and restated, generally effective January 1, 1989; and

     WHEREAS, there have been four (4) amendments to the National Bank of Commerce Pension Plan since it was amended and restated, generally effective January 1, 1989; and

     WHEREAS, as a result of changes in applicable tax laws, it is necessary to amend and restate the National Bank of Commerce Pension Plan.

     NOW, THEREFORE, the National Bank of Commerce Pension Plan is hereby amended and restated effective as of January 1, 1997 with certain provisions effective as of earlier or later dates as expressly set forth herein.

                            ARTICLE I:  DEFINITIONS
                            -----------------------

     As used in the Plan, the following words and phrases shall have the meanings specified below, unless a different meaning is plainly required by the context:

     Section 1.01. Accrued Benefit.  "Accrued Benefit," as of any date, shall
                   ---------------
mean a Participant's benefit earned as of that date. The Participant's Accrued Benefit shall be calculated in accordance with Section 1.27 (Monthly Retirement Income). Effective December 31, 1999, the Plan shall be frozen, and no Participant shall accrue any benefits under the Plan after said date.

     Section 1.02. Act or ERISA.  "Act" or "ERISA" means the Employee
                   ------------
Retirement Income Security Act of 1974, as amended from time to time.

     Section 1.03. Actuarial Equivalent.  "Actuarial Equivalent" shall mean
                   --------------------
equality in the value of the aggregate amounts expected to be received under different forms of payment as set forth below.

     (a) For Plan Years beginning prior to January 1, 2000, for the lump sum distributions as described in Section 3.08, the Actuarial Equivalent amount payable to the Participant shall be calculated using the PBGC immediate or, if applicable, deferred annuity factors for males as in effect on January 1 of the year in which the lump sum distribution is paid.

          For Plan Years beginning on or after January 1, 2000, the Actuarial Equivalent for the lump sum distributions as described in Section 3.08 shall be determined as set forth below:

          (i)    Interest Assumption.  The applicable interest rate used for the
                 -------------------
          purpose of computing a lump sum distribution as described in Section
          3.08 and for the purpose of computing the present value of a benefit payable under the Plan is the annual rate of interest on 30-Year Treasury Securities determined as of the second calendar month preceding the first day of the Plan Year during which the payment is made.

          (ii)   Mortality Assumption.  The applicable mortality table used for
                 --------------------
          the purpose of computing lump sum distributions as described in
          Section 3.08 and for the purpose of computing the present value of a benefit payable under the Plan is the table prescribed by the Secretary of the Treasury. Such table shall be based on the prevailing commissioner's standard table (described in Code Section 807(d)(5)(A)) used to determine reserves for group annuity contracts issued on the date as of which present value is being determined (without regard to any other subparagraph of Code
          Section 807(d)(5)).

     (b) For an annuity which is payable for the life of the Participant with a fifty percent (50%) survivor annuity for the life of the spouse, the Actuarial Equivalent amount payable to the Participant shall be equal to the single life annuity multiplied by eighty-eight percent (88%). Notwithstanding the above, if the birth dates of the Participant and spouse are more than five (5) years apart, the eighty-eight percent (88%) factor shall be

          (1)  decreased, if the Participant is older, or

          (2)  increased, if the spouse is older, as follows:

               (i)    one percent (1%), multiplied by

               (ii)   the survivor annuity percentage (50%), multiplied by

               (iii) the number of full years, up to a maximum of twenty (20), by which the difference in birth dates exceeds five (5) years.

If the assumptions described in this Section 1.03(b) change, the Actuarial Equivalent of the Accrued Benefit on or after the date of such change shall be the greater of the Actuarial Equivalent of the Accrued Benefit as of such date computed using the assumptions in effect immediately before such change or the Actuarial Equivalent of the Accrued Benefit computed using the assumptions in effect after such change.

     (c) For an annuity which is payable for the life of the Participant with a one hundred percent (100%) survivor annuity for the life of the spouse, the Actuarial Equivalent amount payable to the Participant shall be equal to the single life annuity multiplied by seventy-nine percent (79%). Notwithstanding the above, if the birth dates of the Participant and spouse are more than five
(5) years apart, the seventy-nine percent (79%) factor shall be

          (1)  decreased, if the Participant is older, or

          (2)  increased, if the spouse is older, as follows:

               (i)    one percent (1%), multiplied by

               (ii) the number of full years, up to a maximum of twenty (20), by which the difference in birth dates exceeds five (5) years.

If the assumptions described in this Section 1.03(c) change, the Actuarial Equivalent of the Accrued Benefit on or after the date of such change shall be the greater of the Actuarial Equivalent of the Accrued Benefit as of such date computed using the assumptions in effect immediately before such change or the Actuarial Equivalent of the Accrued Benefit computed using the assumptions in effect after such change.

     (d) For all other purposes, the Actuarial Equivalent amount payable to the Participant shall be calculated using annuities derived from the 1971 Group Annuity Mortality Table for males, with a five-year age set-back for Beneficiaries and six percent (6%) interest per annum.

     Section 1.04. Actuary.  "Actuary" shall mean a Fellow of the Society of
                   -------
Actuaries who has been enrolled by the Joint Board for the Enrollment of Actuaries under ERISA Section 3042 or a firm of actuaries, at least one of whose members is a Fellow of the Society of Actuaries who has been so enrolled. The Actuary shall be designated by the Employer.

     Section 1.05. Affiliated Employer or Affiliate.  An "Affiliated Employer"
                   --------------------------------
or "Affiliate" is any corporation which is a member of a controlled group of corporations (as defined in Code Section 414(b)) which includes the following:
(a) the Employer; (b) any trade or business (whether or not incorporated) which is under common control (as defined in Code Section 414(c)) with the Employer;
(c) any organization (whether or not incorporated) which is a member of an affiliated service group (as defined in Code Section 414(m)) which includes the Employer; and (d) any other entity required to be aggregated with the Employer pursuant to Regulations under Code Section 414(o).

     Section 1.06. Annual Compensation.
                   -------------------

     (a)  Definition Of Annual Compensation Effective On And After January 1,
          -------------------------------------------------------------------
1994.  Notwithstanding the immediately following paragraphs (b) and (c), on and
----
after January 1, 1994 "Annual Compensation" shall mean, with respect to any Participant, wages as defined in Code Section 3401(a) and all other payments of compensation by the Employer (in the course of the Employer's trade or business) for a Plan Year for which the Employer is required to furnish the Participant a written statement under Code Sections 6041(d), 6051(a)(3) and 6052. Annual Compensation must be determined without regard to any rules under Code Section 3401(a) that limit the remuneration included in wages based on the nature or location of the employment or the services performed (such as the exception for agricultural labor in Code Section 3401(a)(2)).

          (1) Annual Compensation determined according to Section 1.06(a) shall not include (even if includible in gross income) reimbursements or other expense allowances, fringe benefits (cash or noncash), moving expenses, deferred compensation, and welfare benefits.

          (2) Annual Compensation determined according to Section 1.06(a) shall include amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Section 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

     (b)  Definition Of Annual Compensation Effective On And After January 1,
          -------------------------------------------------------------------
1984 But Prior To January 1, 1994.  On and after January 1, 1984 but prior to
---------------------------------
January 1, 1994, "Annual Compensation" shall mean all of a Participant's earnings from the Employer for the Plan Year which are (a) actually paid within such Plan Year, and (b) subject to tax under Code Section 3101(a) without the dollar limitation of Code Section 3121(a), but not including deferred compensation other than contributions, if any, through a salary reduction agreement to a cash or deferred plan under Code Section 401(k) or to a tax-deferred annuity under Code Section 403(b). Only for purposes of the foregoing provisions of this Section 1.06(b), Section 1.07, and Section 1.26, the "Employer" shall be deemed to refer to MetroBank prior to the sale of its stock to National Commerce Corporation.

          Effective as of January 1, 1991, with respect to the persons retiring after December 31, 1990 or whose employment otherwise terminates after December 31, 1990, Annual Compensation shall be determined without regard to any deemed or imputed compensation from Employer-provided life insurance, moving expenses, mileage or other reimbursements or other imputed income non-cash items which may be counted for purposes of Code Section 3101. Notwithstanding the foregoing, the minimum Accrued Benefit (expressed as a monthly annuity for life beginning at the Normal Retirement Date) of each person who was a Participant in the Plan on December 31, 1990 shall be determined using Continuous Service of such Participant through December 31, 1990 and based upon the Average Monthly Earnings of the Participant determined at December 31, 1990 (that is, without regard to the foregoing change in the definition of Annual Compensation and without regard to any amount of compensation paid on and after January 1, 1991).

     (c)  Definition Of Annual Compensation Effective On And Before December 31,
          ----------------------------------------------------------------------
1983.  On and before December 31, 1983, "Annual Compensation" shall mean the
----
total of a Participant's Annual Compensation from the Employer, including salary, overtime, and bonuses.

     (d)  Limitations On Annual Compensation Taken Into Account In Determining
          --------------------------------------------------------------------
Benefits.  For Plan Years after December 31, 1988 and prior to January 1, 1994,
--------
the Annual Compensation (sometimes referred to in this Section 1.06(d) as "compensation") taken into account for determining all benefits provided under this Plan for any Plan Year shall not exceed $200,000, as adjusted. This limitation shall be automatically adjusted to the amounts fixed by the Secretary of the Treasury from time to time under Code Section 415(d) except that the dollar increase in effect on January 1 of any calendar year is effective for Plan Years beginning on July 1 in such calendar year and the first adjustment to the $200,000 limitation is effective on January 1, 1990.

     In addition to the other applicable limitations set forth in the Plan, and notwithstanding any other provision of the Plan to the contrary, for Plan Years beginning on or after January 1, 1994, the annual compensation of each Employee taken into account under the Plan shall not exceed the OBRA '93 annual compensation limit. The OBRA '93 annual compensation limit is $150,000, as adjusted by the Commissioner for increases in the cost of living in accordance with Section 401(a)(17)(B) of the Code. The cost-of-living adjustment in effect for a calendar year applies to any period, not exceeding twelve (12) months, over which compensation is determined ("determination period") beginning in such calendar year.

     For plan years beginning on or after January 1, 1994, any reference in this Plan to the limitation under Section 401(a)(17) of the Code shall mean the OBRA '93 annual compensation limit set forth in this provision.

     If compensation is determined on a period of time that contains less than twelve (12) calendar months (in the case of a short plan year), then the compensation limit is an amount equal to the compensation limit for the calendar year in which the compensation period begins multiplied by the ratio obtained by dividing the number of full months in the period by twelve (12).

     If compensation for any prior determination period is taken into account in determining an Employee's benefits accruing in the current Plan Year, the compensation for that prior determination period is subject to the applicable annual compensation limit in effect for that prior determination period. For this purpose, in determining benefits in Plan Years beginning on or after January 1, 1989, the annual compensation limit in effect for determination periods beginning before that date is $200,000. In addition, in determining benefits for determination periods beginning on or after January 1, 1994, the annual compensation limit in effect for determination periods beginning before that date is $150,000.

     For Plan Years beginning prior to January 1, 1997, in determining the compensation of a Participant for purposes of this limitation, the rules of
Section 414(q)(6) of the Code shall apply, except in applying such rules, the term "family" shall include only the spouse of the Participant and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of such rules the adjusted annual compensation limitation is exceeded, then (except for purposes of determining the portion of compensation up to the integration level if this Plan provides for permitted disparity) the limitation shall be pro rated among the affected individuals in proportion to each such individual's compensation as determined under the Plan prior to the application of this limitation.

     Unless otherwise provided under the Plan, each Section 401(a)(17) employee's accrued benefit under this Plan will be the greater of the accrued benefit determined for the employee under (a) or (b) below:

     (a) the employee's accrued benefit determined with respect to the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's total years of service taken into account under the Plan for the purposes of benefit accruals, or

     (b)  the sum of:

          (1) the employee's accrued benefit as of the last day of the last Plan Year beginning before January 1, 1994, calculated by applying the 1993 indexed limitation retroactively to all years before 1994, frozen in accordance with Section 1.401(a)(4)-13 of the regulations, and

          (2) the employee's accrued benefit determined under the benefit formula applicable for the Plan Year beginning on or after January 1, 1994, as applied to the employee's years of service credited to the employee for Plan Years beginning on or after January 1, 1994, for purposes of benefit accruals.

     A Section 401(a)(17) employee means an employee whose current accrued benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

     If the Plan satisfies the requirements of Section 1.401(a)(4)-13(d) of the Regulations for a fresh-start as of the last day of the last Plan Year beginning before January 1, 1994, then, notwithstanding any other provisions of the Plan, any Section 401(a)(17) employee's Accrued Benefit, frozen in accordance with
Section 1.401(a)(4)-13 of the Regulations as of a fresh-start date, is adjusted to reflect increases in the employee's compensation after the fresh-start date. However, this adjustment may be made only if the adjustment will not cause the Plan to fail to satisfy the consistency requirement of Section 1.401(a)(4)- 13(c), as modified by Section 1.401(a)(17)-1(e) of the proposed Regulations.

     In determining a Section 401(a)(17) employee's Accrued Benefit in any Plan Year beginning on or after January 1, 1994, the portion of the employee's frozen Accrued Benefit attributable to Plan Years beginning before January 1, 1994, will be determined in accordance with Method A for statutory Section 401(a)(17) employees and Method B for Section 401(a)(17) employees other than statutory
Section 401(a)(17) employees.

     A statutory Section 401(a)(17) employee means an employee whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1989, that exceeded $200,000.

     A Section 401(a)(17) employee means an employee whose current Accrued Benefit as of a date on or after the first day of the first Plan Year beginning on or after January 1, 1994, is based on compensation for a year beginning prior to the first day of the first Plan Year beginning on or after January 1, 1994, that exceeded $150,000.

     METHOD A (statutory Section 401(a)(17) employees):

     STEP 1: Determine each statutory Section 401(a)(17) employee's Accrued Benefit as of the last day of the last Plan Year beginning before January 1, 1989, frozen in accordance with Section 1.401(a)(4)-13 of the Regulations.

     STEP 2: Adjust the amount in Step 1 up through the last day of the last Plan Year beginning before the first Plan Year beginning on or after January 1, 1994, under the method provided under the Plan for increasing the amount in Step 1 to take into account increases in compensation in Plan Years beginning on or after January 1, 1989. However, if the Plan does not provide for such increases, the amount in Step 2 shall be equal to the amount in Step 1.

     STEP 3: Determine the statutory Section 401(a)(17) employee's Accrued Benefit as of the last day of the last Plan Year beginning before January 1, 1994, frozen in accordance with

              Section 1.401(a)(4)-13 of the Regulations.

     STEP 4: Subtract the amount determined Step 2 from the amount determined in Step 3.

     STEP 5: Adjust the amount in Step 4 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the statutory Section 401(a)(17) employee's average compensation determined for the current year (as limited by Section 401(a)(17)), using the same definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994. The denominator of the fraction is the employee's average compensation for the last day of the last Plan Year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994.

     STEP 6: Adjust the amount in Step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the statutory Section 401(a)(17) employee's average compensation for the current year (as limited by Section 401(a)(17)), using the same definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1989. The denominator of the fraction is the employee's average compensation for the last day of the last Plan Year beginning before January 1, 1989, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1989.

     STEP 7: Add the amounts determined in Step 5, and the greater of Steps 6 or 2.

     METHOD B (Section 401(a)(17) employees other than statutory Section 401(a)(17) employees):

     STEP 1: Determine the Accrued Benefit of each Section 401(a)(17) employee other than statutory Section 401(a)(17) employees as of the last day of the Plan Year beginning before January 1, 1994, frozen in accordance with Section 1.401(a)(4)-13 of the Regulations.

     STEP 2: Adjust the amount in Step 1 by multiplying it by the following fraction (not less than 1). The numerator of the fraction is the average compensation of the Section 401(a)(17) employee who is not a statutory Section 401(a)(17) employee determined for the current year (as limited by Section 401(a)(17)), using the same definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994. The denominator of the fraction is the employee's average compensation for the last day of the last Plan Year beginning before January 1, 1994, using the definition and compensation formula in effect as of the last day of the last Plan Year beginning before January 1, 1994.

     Section 1.07. Average Monthly Earnings.  "Average Monthly Earnings" shall
                   ------------------------
mean the average of Monthly Earnings (as defined in Section 1.26) for the sixty
(60) months immediately preceding a Participant's Normal Retirement Date.

     (a) If a Participant has fewer than sixty (60) months of continuous employment, "Average Monthly Earnings" shall be the average of Monthly Earnings for all months of continuous employment.

     (b) If immediately prior to calculation of Average Monthly Earnings an Employee shall have been absent from work for one (1) or more calendar months for which he or she did not receive his or her monthly salary from the Employer, the sixty (60) months used in determining his or her Average Monthly Earnings shall be the last sixty (60) calendar months during which compensation was paid to the Employee by the Employer.

     Section 1.08. Board of Directors.  "Board of Directors" shall mean the
                   ------------------
Board of Directors of the Employer.

     Section 1.09. Break in Service.  "Break in Service" shall mean a Plan Year
                   ----------------
in which a Participant completes 500 or fewer Hours of Service.

     Section 1.10. Code.  "Code" shall mean the Internal Revenue Code of 1986,
                   ----
as amended or replaced from time to time.

     Section 1.11. Claimant.  "Claimant," for the purposes of Section 2.07,
                   --------
shall mean Participants, former Employees claiming to be Participants, surviving spouses, or any other persons claiming a benefit under the Plan.

     Section 1.12. Continuous Service.  Prior to January 1, 1988, the term
                   ------------------
"Continuous Service" meant service with the Employer prior to the attainment of age sixty-five (65) calculated from the later of the Employee's last hiring date or January 1, 1980. Notwithstanding the foregoing, for Participants who are credited with at least one (1) Hour of Service after December 31, 1987, "Continuous Service" shall mean service with the Employer calculated from the later of the Employee's last hiring date or January 1, 1980. The calculation of Continuous Service shall be subject to the following rules and conditions:

     (a) Length of Continuous Service shall be computed in whole months from the date the Employee has been continuously employed in the service of the Employer as an Employee as defined in Section 1.17, determined by the practices in effect at the date of such employment, or re-employment, after a Break in Continuous Service. Continuous Service shall be broken by the following events:

          (1)  Discharge from the employment of the Employer;

          (2)  Voluntarily quitting the employment of the Employer;

          (3) Absence due to disability continuing for more than two (2) years, provided that the Employee may accumulate up to six (6) months Continuous Service during any such absence; and further provided, however, that an Employee absent because of compensable injury or sickness under applicable Workers Compensation laws shall accumulate Continuous Service until the termination of the period for which such compensation is payable, if he or she applies for return to work, and does return to work, within fifteen
     (15) days next following the last payment of such compensation to him or her; or

          (4) Failure to report for work after a layoff within five (5) regularly scheduled work days of the mailing by the Employer by registered or certified mail to the Employee's latest address appearing on the Employer's records of a notice to return to work or declining the work offered or at the hours stipulated. It is the individual Employee's duty to keep the Employer informed of any changes in the Employee's address.

                    (i) Continuous Service shall not be broken because of absence due to service in the Armed Forces or Merchant Marine Service of the United States, for which the Employee has re-employment rights under the law and complies with the requirements of the law as to re-employment and is re-employed.

                    (ii) Employees whose employment with the Employer and all Affiliates terminated on or after January 1, 1982 and before January 1, 1985 shall lose all prior Continuous Service in accordance with the foregoing rules of Continuous Service in
               Section 1.12 if rehired by the Employer or any Affiliate, unless, the foregoing provisions of Section 1.12 to the contrary notwithstanding:

                    (A) they were Vested in their Accrued Benefit at the time of termination, or

                    (B) they were not Vested in any portion of their Accrued Benefit at the time of termination and the number of consecutive Breaks in Service is less than the aggregate number of Plan Years in which Continuous Service was earned prior to the Break in Service.

          In the event Continuous Service is preserved for an Employee under the terms of the foregoing provisions of Section 1.12(a) and consistent with Section 1.12(b), one Accrued Benefit shall be calculated under the terms of the Plan as in effect at the time of such calculation using all years of Continuous Service.

               (iii) With respect to terminations of employment occurring on or after January 1, 1985, an Employee will be credited on rehire with all years of Continuous Service credited prior to his or her termination unless, with respect to an Employee who does not have any nonforfeitable right to an Accrued Benefit hereunder, the number of consecutive one-year Breaks in Service equals or exceeds the greater of

                    (A)  five (5), or

                    (B) the aggregate number of Plan Years in which Continuous Service was earned prior to the first one-year Break in Service.

          In the event Continuous Service is so preserved, the provisions of the last paragraph of Section 1.12(a)(4)(ii) will be applied.

     (b) In determining length of service, there shall be deducted all time lost in excess of thirty (30) days, for which monthly salary is not paid by the Employer, due to leave of absence, suspension, or non-compensable disability except to the extent credit for such periods of absence specifically is granted under the terms of the Plan.

     (c) Anything herein to the contrary notwithstanding, the minimum Continuous Service credit for purposes of calculating the Accrued Benefit of an Employee shall be based upon the number of Hours of Service (determined under Section 1.22 but only while the Employee is an Employee within the meaning of
Section 1.17) in a Plan Year on the basis of the following proration:

          (1)  1000-1149 Hours  -    6 months
          (2)  1150-1299 Hours  -    7 months
          (3)  1300-1449 Hours  -    8 months
          (4)  1450-1599 Hours  -    9 months
          (5)  1600-1749 Hours  -   10 months
          (6)  1750-1899 Hours  -   11 months
          (7)  1900 or more     -   12 months

     (d) Section 1.12(c) and any other provision of the Plan to the contrary notwithstanding, with respect to Participants who were employees of MetroBank prior to the purchase of its stock by National Commerce Corporation, Continuous Service shall only include service for the Employer after the time of such sale and, with respect to the remainder of 1985 after the said sale of stock, Employees not previously covered by the Plan shall accrue Continuous Service on the basis of one month for each calendar month in which they work at least one Hour of Service for the Employer on or after September 1, 1985.

     (e) Effective December 31, 1999, the Plan shall be frozen, and no Participant shall accrue any additional

Continuous Service after said date.

      Section 1.13. Covered Service.  "Covered Service" shall mean service
                    ---------------
covered by ERISA Section 203(a)(3)(B).

       Section 1.14. Deferred Retirement Date.  Deferred Retirement Date is a
                     ------------------------
Participant's date of termination of employment or, if earlier, a Participant's date of death, after remaining in service beyond his or her Normal Retirement Date, whether continuing employment through his or her Normal Retirement Date or being reemployed after such date.

      Section 1.15. Earliest Retirement Age and Early Retirement Date.
                    -------------------------------------------------
"Earliest Retirement Age" shall mean attainment of age sixty (60) and completion of seven (7) years of Continuous Service. "Early Retirement Date" shall mean the first day of the month coincident with or next following the date on which an eligible Participant elects to retire early.

      Section 1.16. Effective Date.  The "Effective Date" of the Plan is January
                    --------------
1, 1982 which is the original effective date of the Plan. The general effective date of this amendment and restatement is January 1, 1997.

      Section 1.17. Employee.  "Employee" shall mean any person in the
                    --------
employment of the Employer. Employees of Affiliates other than the Employer are not to be considered to be "Employees" for any purpose of the Plan except that

      (a) Hours of Service for vesting will be credited for employment with other members of an affiliated service group (under Code Section 414(m)), a controlled group of corporations (under Code Section 414(b)), or a group of trades or businesses under common control (under Code Section 414(c)), of which the Employer is a member, and

      (b) Hours of Service for vesting will also be credited for any individual considered an Employee for purposes of the Plan under Section 1.25 (Leased Employee).

      Section 1.18. Employer.  "Employer" shall mean National Bank of Commerce
                    --------
of Birmingham, National Commerce Corporation of Birmingham and their successors and assigns. The Employer shall not, except as otherwise provided in Section 1.06, be deemed to refer to MetroBank prior to the time of the sale of its stock to National Commerce Corporation.

      Effective May 15, 1995, "Employer" shall also mean any Affiliated Employer which shall adopt this Plan with the approval of the Board of Directors of National Bank of Commerce of Birmingham. Such adopting Affiliated Employers shall be "Participating Employers" in the Plan. The following rules shall apply with regard to Participating Employers:

      (a) The Trustee shall commingle, hold and invest as one Trust Fund all contributions made by the Employer and Participating Employers, as well as all increments thereof. The assets of the Plan shall, on an ongoing basis, be available to pay benefits to all Participants and beneficiaries under the Plan without regard to the Employer or Participating Employer who contributed such assets.

      (b) The transfer of any Participant from or to an Employer participating in this Plan, whether he is an Employee of the Employer or a Participating Employer, shall not affect such Participant's rights under the Plan, and the Participant's Accrued Benefit as well as his accumulated service time with the transferor or predecessor and his length of participation in the Plan, shall continue to his credit.

      (c) Each Participating Employer shall be deemed to be a party to this Plan; provided, however, that with respect to all of its relations with the Trustee and Administrator for purposes of this Plan, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent. Unless the context of the Plan clearly indicates the contrary, the word "Employer" shall be deemed to include each Participating Employer as related to its adoption of the Plan. However, with regard to provisions of the Plan under which the "Employer" is authorized to act (such as, by way of example and not limitation, amending or terminating the Plan, removing the Trustee, determining claims, etc.), such action must be taken by the Employer, and the Participating Employers shall have no power or authority to take such actions.

     Section 1.19. First Gulf Plan.  The First Gulf Bancorp Retirement Plan.
                   ---------------
See Section 1.41(b)(2) (Service Year or Year of Service).

     Section 1.20. Former Participant.  "Former Participant" shall mean any
                   ------------------
Employee of the Employer who has been a Participant, but who has ceased to be a Participant for any reason.

     Section 1.21. Highly Compensated Employee, Highly Compensated Former
                   ------------------------------------------------------
Employee, and Highly Compensated Participant.
--------------------------------------------

     (a) "Highly Compensated Employee" shall mean, for Plan Years beginning after December 31, 1996, an Employee described in Code Section 414(q) and the Regulations thereunder, and generally means an Employee who performed services for the Employer during the "determination year" and is in one or more of the following groups:

          (1) Employees who at any time during the "determination year" or "look-back year" were "five percent owners." See Section 7.02.

          (2) Employees who received "415 Compensation" during the "look-back year" from the Employer in excess of $80,000.

          The "determination year" shall be the Plan Year for which testing is being performed, and the "look-back year" shall be the immediately preceding twelve-month period.

          For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Section 125, 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions. Additionally, the dollar threshold amounts specified in (a)(2) above shall be adjusted at such time and in such manner as is provided under Code
     Section 415(d), accept that the base period shall be the calendar year ending September 30, 1996. In the case of such an adjustment, the dollar limits which shall be applied are those for the calendar year in which the "determination year" or "look-back year" begins.

          In determining who is a Highly Compensated Employee, Employees who are non-resident aliens and who received no earned income (within the meaning of Code Section 911(d)(2)) from the Employer constituting United States source income within the meaning of Code Section 861(a)(3) shall not be treated as Employees. Additionally, all Affiliated Employers shall be taken into account as a single employer and Leased Employees within the meaning of Code Section 414(n)(2) and 414(o)(2) shall be considered Employees unless such Leased Employees are covered by a plan described in Code Section 414(n)(5) and are not covered in any qualified plan maintained by the Employer. The exclusion of Leased Employees for this purpose shall be applied on a uniform and consistent basis for all of the Employer's retirement plans. Highly Compensated Former Employees shall be treated as Highly Compensated Employees without regard to whether they performed services during the "determination year."

     (b) "Highly Compensated Former Employee" shall mean a former Employee who had a separation year prior to the "determination year" and was a Highly Compensated Employee in the year of separation from service or in any

"determination year" after attaining age 55. Notwithstanding the foregoing, an Employee who separated from service prior to 1987 will be treated as a Highly Compensated Former Employee only if during the separation year (or year preceding the separation year) or any year after the Employee attains age 55 (or the last year ending before the Employee's 55th birthday), the Employee either received "415 Compensation" in excess of $50,000 or was a "five percent owner." For purposes of this Section, "determination year," "415 Compensation" and "five percent owner" shall be determined in accordance with Section 1.21(a). Highly Compensated Former Employees shall be treated as Highly Compensated Employees. The method set forth in this Section for determining who is a "Highly Compensated Former Employee" shall be applied on a uniform and consistent basis for all purposes for which the Code Section 414(q) definition is applicable.

     (c) "Highly Compensated Participant" means any Highly Compensated Employee who is eligible to participate in the Plan.

     Section 1.22.  Hour of Service.
                    ---------------

     (a)  "Hour of Service" shall mean:

          (1) Each hour for which an Employee is paid, or entitled to payment, for the performance of duties for the Employer. Hours of Service will be credited to the Employee for the computation period in which the duties are performed; and

          (2) Each Hour of Service for which an Employee is paid, or entitled to payment, by the Employer on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty or leave-of-absence. No more than 501 Hours of Service will be credited under this paragraph for a single continuous period (whether or not the period occurs in a single period). Hours of Service under this paragraph will be calculated and credited pursuant to Section 2530.200b-2 of the Department of Labor Regulations which is incorporated herein by this reference; and

          (3) Each Hour of Service for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by the Employer. The same Hours of Service shall not be credited both under the immediately preceding paragraph (1) or the immediately preceding paragraph (2), as the case may be, and under this paragraph (3). These Hours of Service will be credited to the Employee for the computation period or periods to which the award or agreement pertains rather than the computation period in which the award, agreement, or payment is made.

     (b) Hours of Service will be credited for employment with other members of an affiliated service group (under Code Section 414(m)), a controlled group of corporations (under Code Section 414(b)), or a group of trades or businesses under common control (under Code Section 414(c)), of which the Employer is a member, and any other entity required to be aggregated with the Employer pursuant to Code Section 414(o).

     (c) Hours of Service also will be credited for any individual who is considered to be an employee for purposes of the Plan under Code Sections 414(n) or 414(o).

     (d) Solely for purposes of determining whether a Break in Service (as defined in Section 1.09 for participation and vesting purposes) has occurred in a computation period, an individual who is absent from work for maternity or paternity reasons shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, eight (8) Hours of Service per day of such absence. An absence from work for maternity or paternity reasons means an absence (i) by reason of the pregnancy of the individual, (ii) by reason of a birth of a child of the individual, (iii) by reason of the placement of a child with the individual in connection with the adoption of such child by such individual, or (iv) for purposes of carrying for such child for a period beginning immediately following such birth or placement. Hours of Service shall be credited (A) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or (B) in all other cases, in the following computation period.

     (e) Employees who are exempt from the Fair Labor Standards Act shall be credited, for all purposes hereof, with forty-five (45) Hours of Service for each calendar week in which an Employee worked, or was paid or entitled to payment for, at least one Hour of Service for the Employer. Employees who are not exempt from the Fair Labor Standards Act shall be credited, for all purposes hereof, with Hours of Service in an amount equal to the actual number of hours worked.

     Section 1.23.  Investment Manager.  "Investment Manager" shall mean an
                    ------------------
entity appointed by the Employer as provided in Section 2.03(b) who

     (a)  has the power to manage, acquire, or dispose of any Plan asset;

     (b)  acknowledges fiduciary responsibility to the Plan in writing;

     (c) has been designated as a "Qualified Plan Asset Manager" and/or "Qualified Professional Asset Manager" so that the Investment Manager may successfully pursue and obtain a QPAM exemption; and

     (d)  falls within at least one of the following categories:

          (1) A registered investment adviser under the Investment Advisers Act of 1940 (15 U.S.C. Section 80a-1 et seq.);

          (2)  A bank (as defined in the Investment Advisers Act of 1940);

          (3) A savings and loan association whose accounts are insured by the Federal Savings and Loan Insurance Corporation and that has made application for and been granted trust powers to manage, acquire, or dispose of plan assets by a state or federal authority having supervision over savings and loan associations; or

          (4) An insurance company qualified to perform asset management, acquisition, and disposition services under the laws of more than one state.

     Section 1.24.  Key Employee.  See Section 7.02.
                    ------------

     Section 1.25.  Leased Employee.  A "Leased Employee" means, for Plan Years
                    ---------------
beginning after December 31, 1996, any person (other than an Employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons determined in accordance with Code Section 414(n)(6)) on a substantially full time basis for a period of at least one year, and such services are performed under primary direction or control by the Employer. Contributions or benefits provided a Leased Employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer. A Leased Employee shall be considered an Employee of the Employer, unless:

     (a) Such Leased Employee is covered by a money purchase pension plan providing:

          (1) a non-integrated employer contribution rate of at least 10% of compensation, as defined in Code Section 415(c)(3), but including amounts, if any, which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 402(e)(3), 402(h), 403(b) or 457, and Employee contributions, if any, described in Code Section 414(h)(2) that are treated as Employer contributions;

          (2)  immediate participation; and

          (3)  full and immediate vesting; and

     (b) Leased Employees do not constitute more than 20% of the Employer's non-highly compensated work force.

     Section 1.26.  Monthly Earnings.  "Monthly Earnings" shall mean the total
                    ----------------
of a Participant's Annual Compensation, as defined in Section 1.06, from the Employer, as averaged on a monthly basis.

      Section 1.27.  Monthly Retirement Income.  A Participant's "Monthly
                     -------------------------
Retirement Income" commencing at his or her Normal Retirement Date shall be calculated pursuant to Section 3.01 on the basis of the following assumptions:

     (a) That the Participant's Average Monthly Earnings at date of calculation would have been his or her Average Monthly Earnings at his or her Normal Retirement Date, and

     (b) That his or her Continuous Service would have continued uninterrupted until his or her Normal Retirement Date.

The amount determined in accordance with this Section 1.27 shall be multiplied by a fraction, the numerator of which shall be the Participant's Continuous Service as of the calculation date and the denominator of which shall be the Continuous Service the Participant would have accumulated had he or she continued until his or her Normal Retirement Date without interruption of his or her service.

      Section 1.28. Named Fiduciary.  See Section 2.01.
                    ---------------

      Section 1.29. Non-Highly Compensated Participant.  "Non-Highly Compensated
                    ----------------------------------
Participant" shall mean any Participant who is not a Highly Compensated Employee and, for Plan Years beginning prior to January 1, 1997, is not a "family member" under Code Section 414(q)(6)(B).

      Section 1.30. Non-Key Employee.  A "Non-Key Employee" shall mean any
                    ----------------
Employee or former Employee (and his or her beneficiaries) who is not a Key Employee.

      Section 1.31. Normal Retirement Date.
                    ----------------------

     (a) "Normal Retirement Date" shall mean the first day of the month coincident with or immediately preceding a Participant's sixty-fifth (65th) birthday.

     (b) With respect to persons whose first Hour of Service with the Employer is on or after January 1, 1989, Normal Retirement Date shall mean, if later than attainment of age sixty-five (65), the first day of the month coinciding with or next following the completion of five (5) years of Continuous Service (or, if earlier, five (5) Service Years).


     Section 1.32.  Participant.
                    -----------

     (a) "Participant" shall mean any Employee of the Employer who was employed by the Employer on January 1, 1982 (provided that at such time the Employee was under the age of 65) or is thereafter hired by the Employer. Provided, however, that any Employee who had been a Participant and is rehired shall be a Participant as of his or her date of rehire. Any employee of MetroBank at the time of the sale of its stock to National Commerce Corporation shall become a Participant if employed by the Employer on or after such time, but no benefits shall be accrued under the Plan with respect to any service prior to such time.

     (b)  Leased Employees shall not be eligible to participate in the Plan.

     Section 1.33.  PBGC.  "PBGC" shall mean the Pension Benefit Guaranty
                    ----
Corporation.

     Section 1.34.  Plan.  "Plan" refers to the National Bank of Commerce
                    ----
Pension Plan.

     Section 1.35.  Plan Administrator.  The Employer shall be the "Plan
                    ------------------
Administrator" within the
meaning of ERISA, unless the Employer, pursuant to Section 2.02(b), designates another person or entity to administer the Plan on behalf of the Employer.

     Section 1.36.  Plan Year.  "Plan Year" shall mean each twelve (12) month
                    ---------
period which begins on January 1. Plan Years will be the vesting computation and accrual computation periods for purposes of the Plan.

     Section 1.37.  Pre-retirement Survivor Annuity.  "Pre-retirement Survivor
                    -------------------------------
Annuity" shall mean an immediate annuity form of payment for the life of the surviving spouse of a Participant who dies prior to his or her annuity starting date.

     Section 1.38.  Regulation.  "Regulation" shall mean Income Tax Regulations
                    ----------
as promulgated by the Secretary of the Treasury or his or her delegate, and as amended from time to time and/or Department of Labor Regulations under the Act promulgated by the Department of Labor, as amended from time to time.

     Section 1.39.  Required Beginning Date.  The Required Beginning Date for an
                    -----------------------
active and inactive Participant is April 1 following the calendar year in which he or she reaches age 70 1/2. However, the Required Beginning Date for an active Participant who reached age 70 1/2 before 1988, and who was not a 5-percent owner, is his or her actual retirement date. A Participant will be treated as a 5-percent owner if he or she owns or owned at least 5 percent of any Employer at any time during the Plan Year ending within the calendar year in which he or she reaches age 66 1/2 or any subsequent Plan Year. See also Sections 3.05, 3.06 and 3.09.

     Section 1.40.  Retired Participant.  A "Retired Participant" is a person
                    -------------------
who has been a Participant, but who has become entitled to retirement benefits under the Plan.

     Section 1.41.  Service Year or Year of Service.  "Service Year" or "Year of
                    -------------------------------
Service," for vesting purposes only, shall mean

     (a) With respect to calendar years 1980 and 1981, the number of full years (and monthly fractions) of Continuous Service determined pursuant to Section 1.12, and

     (b) With respect to Plan Years after 1981, a Plan Year during which an Employee has completed 1,000 or more Hours of Service. Provided, however, that for any Plan Year in which an Employee is not entitled to credit for a Service Year, he or she shall receive as a Service Year the number of months of Continuous Service determined for such Plan Year under Section 1.12.

          (1) The calculations under the immediately preceding paragraph (b) shall include periods of time before and after any absences or Breaks in Service, except as follows:

               (i) Service Years of an Employee who does not have any Vested interest pursuant to the provisions of the Plan at the time of his or her termination prior to January 1, 1985 will be eliminated if he or she incurs a number of consecutive Breaks in Service equal to or exceeding his or her aggregate number of Service Years at the time of his or her return to employment prior to January 1, 1985.

               (ii) With respect to resumptions of employment occurring on or after January 1, 1985, an Employee will be credited or rehire with all Service Years credited prior to his or her termination unless, with respect to an Employee who does not have any nonforfeitable right to an Accrued Benefit hereunder, the number of consecutive Breaks in Service equals or exceeds the greater of

                    (A)  five (5), or

                    (B) the aggregate number of Service Years prior to the first Break in Service.

               (iii) If any Service Years of an Employee are not required to be taken into account by reason of the provisions of the immediately preceding subparagraphs (i) and (ii), then those Service Years referred to in (i) and (ii) are not required to be taken into account if there is a subsequent separation from service and rehire of the Employee. Provided, however, that application of the immediately foregoing provision shall not cause the elimination of any Service Years for Employees who were active on January 1, 1982.

          (2) Participants who, prior to becoming Participants in the Plan, were participants in the First Gulf Plan or employees eligible to participate thereunder shall have that number of "Service Years" through 1985 counted for the purposes of vesting in the Plan to which they were entitled through December 31, 1985 under the provisions of the First Gulf Plan in effect upon the date of sale of MetroBank stock to National Commerce Corporation, as if employed by MetroBank through December 31, 1985. The Plan Administrator shall obtain and preserve in the Plan's records the determination of vesting credit under the First Gulf Plan.

          (3) Effective April 15, 1994, those employees of First American Bank of Pelham ("FAB") who became employees of the Employer effective as of April 15, 1994 shall have their number of "Service Years" with FAB through April 15, 1994 counted according to the provisions of Section 1.41 for purposes of vesting in the Plan. Service with FAB shall not be counted for purposes of determining Continuous Service. The Plan Administrator shall examine those records of FAB needed to determine, under Section 1.41, the vesting credit of each of the aforementioned employees due to employment by FAB, and the Plan Administrator shall preserve in the Plan's records his or her determination of said vesting credit.

          (4) Former employees of St. Clair Federal Savings Bank, effectively employees of National Bank of Commerce of Birmingham as of October 17, 1996, shall receive service credit for purposes of vesting hereunder for the ten and one-half (10 1/2) months that both St. Clair Federal Savings Bank and National Bank of Commerce reported to Alabama National BanCorporation.

     Section 1.42.  Terminated Participant.  A "Terminated Participant" is a
                    ----------------------
person who has been a Participant, but whose employment has been terminated other than by death, Total and Permanent Disability, or retirement.

     Section 1.43.  Top Heavy Plan.  See Section 7.03.
                    --------------

     Section 1.44.  Top Heavy Plan Year.  "Top Heavy Plan Year" means a Plan
                    -------------------
Year during which the Plan is a Top Heavy Plan.

     Section 1.45.  Total and Permanent Disability.  "Total and Permanent
                    ------------------------------
Disability" shall mean disability resulting from bodily injury or disease so as to prevent an Employee from engaging in any occupation or employment with the Employer for remuneration or profit, provided that said disability shall have continued for a period of six (6) consecutive months and, in the opinion of a qualified physician chosen by the Employer, will be permanent and continuous during the remainder of the Employee's life, but shall exclude a disability:

     (a) Contracted, suffered or incurred while the Employee was engaged in, or resulted from his or her having engaged in, a criminal enterprise;

     (b) The result of his or her habitual drunkenness or addiction to or use of narcotics;

     (c)  The result of a self-inflicted injury; or

     (d) The result of future service in the Armed Forces of the United States which prevents him or her from returning to the employment of the Company, and for which he or she receives a military pension.

     Section 1.46.  Trust Agreement.  "Trust Agreement" shall mean the Trust
                    ---------------
Agreement entered into by the Employer with the Trustee to hold the funds necessary to provide the benefits as set forth in the Plan.

     Section 1.47.  Trustee.  "Trustee" shall mean the bank from time to time
                    -------
designated by the Employer to serve in such capacity with respect to the Plan. The Trustee shall at all times be a banking corporation organized and doing business under the laws of the United States of America or any state therein, authorized under such laws to execute corporate trust powers and subject to supervision or examination by Federal or State authority.


     Section 1.48   Trust Fund.  "Trust Fund" shall mean all cash, securities,
                    ----------
real estate, or any other property held by the Trustee pursuant to the terms of the Trust Agreement, together with income therefrom. As used herein "Trust Fund" shall only refer to the allocable interest of the Plan as shown on the records in and to a portion of the total assets and income administered by the Trustee under the Trust Agreement with contributions furnished by the corporation separately for purposes of each Plan whose assets are so commingled.

     Section 1.49   USERRA.  "USERRA" means the Uniformed Services Employment
                    ------
and Reemployment Rights Act of 1994. Notwithstanding any provision of this Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance Code Section 414(u).

     Section 1.50.  Vested.  "Vested" shall mean the portion of a Participant's
                    ------
benefits under the Plan which is not forfeitable.

                       ARTICLE II:  PLAN ADMINISTRATION
                       --------------------------------

     Section 2.01.  Named Fiduciary.
                    ---------------

     (a) The Employer shall be the Named Fiduciary of the Plan within the meaning of ERISA Section 402 and shall have authority to control and manage the operation and administration of the Plan, unless the Board of Directors shall appoint in writing and communicate to Participants another person, firm or corporation to serve as Named Fiduciary.

     (b)  The following shall also be Named Fiduciaries of the Plan:

          (1)  The Board of Directors;

          (2)  The Trustee;

          (3) Any entity designated as an Investment Manager or Named Fiduciary pursuant to a resolution of the Board of Directors of the Employer for the purpose of directing the Trustee in the investment or reinvestment of all or a part of the assets of the Trust, which resolution shall specify the portion, class or classes or dollar amount of the assets of the Trust with respect to which the Investment Manager or Named Fiduciary shall have investment discretion at the time of such appointment;

          (4) Plan Administrator(s), if any, designated by the Employer pursuant to Section 2.02; and

          (5)  Any Affiliate whose employees are Participants in the Plan.

     Section 2.02.  Allocation Of Fiduciary Responsibilities; Designation Of A
                    ----------------------------------------------------------
Plan Administrator.
-------------------

     (a) The Employer shall have the power to delegate and allocate specific fiduciary responsibilities (other than those of the Trustee with respect to the control of the assets of the Plan), including without limitation, to a Plan Administrator. Delegations of specific fiduciary responsibilities may be to officers or employees of the Employer or to other individuals, persons, firms or corporations, all of whom shall serve at the pleasure of the Employer and, if full-time employees of the Employer, without additional compensation by virtue of such duties. Vacancies created by resignation, death or other cause may be filled by the Employer or the assigned responsibilities may be reabsorbed or redelegated by the Employer. No person shall be appointed by the Employer in violation of Section 411 of the Act.

     (b) The Employer may designate a Plan Administrator to exercise the powers, fulfill the responsibilities, and perform the duties enumerated in
Section 2.04. Any Plan Administrator so appointed shall signify acceptance of such appointment by filing a written acceptance with the Employer.

          (1) In the event the Employer does not exercise its power to designate a Plan Administrator, then the Employer, in addition to its responsibilities and duties under the Plan as Employer, shall serve in the capacity of Plan Administrator and shall exercise the powers, fulfill the responsibilities and perform the duties set forth in Section 2.04.

          (2) If more than one Plan Administrator is appointed by the Employer, the responsibilities of each Plan Administrator may be specified by the Employer and accepted in writing by each Plan Administrator. In the event that no such specification of responsibilities is made by the Employer, the Plan Administrators may allocate the responsibilities among themselves, in which event the Plan Administrators shall notify the Employer and the Trustee in writing of such action and specify the responsibilities of each Plan Administrator. The Trustee thereafter shall accept and rely upon any documents executed by the appropriate Plan Administrator until such time as the Employer or the Plan Administrators file with the Trustee a written revocation of such designation. In the event there is more than one Plan Administrator and there has been no allocation and delegation of administrative authority among the Plan Administrators, then the Plan Administrators shall act by a majority of their number, but may authorize one or more of them to sign all papers on their behalf.

          (3) A Plan Administrator may resign by delivering a written resignation to the Employer or be removed by the Employer by delivery of a written notice of removal, to take effect at a date specified therein or upon delivery to the Plan Administrator if no date is specified. The Employer, upon the resignation or removal of a Plan Administrator, shall promptly designate in writing a successor. If the Employer does not appoint a Plan Administrator, the Employer shall function as the Plan Administrator.

     (c) The Employer and those persons to whom the Employer has delegated fiduciary duties shall keep a record of all of their proceedings and actions and shall maintain all such books of account, records and other data as shall be necessary for the proper administration of the Plan and to meet the disclosure and reporting requirements of the Act.

     Section 2.03.  Powers And Responsibilities Of The Employer.
                    -------------------------------------------

     (a) The Employer shall be empowered to appoint and remove the Trustee and appoint and remove the Plan Administrator as the Employer deems necessary for the proper administration of the Plan to assure that the Plan is being operated for the exclusive benefit of the Participants and their beneficiaries in accordance with the terms of the Plan, the Code, and the Act.

     (b) The Employer shall select, employ, and compensate from time to time such pension consultants, actuaries, accountants, attorneys, advisers, specialists and other agents and employees as the Employer may deem necessary or advisable in the proper and efficient operation of the Plan. Any agent or employee so selected by the Employer may be a person or firm then, theretofore, or thereafter serving the Employer in any capacity. The Employer may, in its discretion, appoint one or more Investment Managers to manage all or a designated portion of the assets of the Plan. In such event, the Trustee, as provided in Section 2.05(a), shall follow the directives of the Investment Manger(s) in investing the assets of the Plan managed by the Investment Manager(s).

     (c) The Employer shall establish a "funding policy and method" (i.e., it shall determine whether the Plan has a short run need for liquidity (e.g., to pay benefits) or whether liquidity is a long run goal and investment growth (and stability of same) is a more current need, or shall appoint a qualified person to do so. The Employer or its delegate shall communicate such needs and goals to the Trustee, who shall coordinate such Plan needs with its investment policy. The communication of such a "funding policy and method" shall not, however, constitute a directive to the Trustee as to the investment of the Trust Fund. Such "funding policy and method" shall be consistent with the objectives of the Plan and the requirements of Title I of the Act.

     (d) The Employer shall periodically review the performance of any fiduciary or other person to whom duties have been delegated or allocated by the Employer under the provisions of the Plan or pursuant to procedures established by the Plan. This requirement may be satisfied by formal periodic review by the Employer or a qualified person specifically designated by the Employer, through day-to-day contact and evaluation, or through other appropriate means.

     (e) To enable the Plan Administrator to perform his or her functions, the Employer shall supply full and timely information to the Plan Administrator on all matters relating to the compensation of all Participants, their Hours of Service, their Service Years, their Continuous Service, their retirement, death, disability, or termination of employment, and such other pertinent facts as the Plan Administrator may require.

     (f) Whenever the Employer under the terms of the Plan is permitted or required to do or perform any act or matter or thing, it shall be done and performed by a person duly authorized by the Board of Directors.

     Section 2.04.  Powers And Duties Of The Plan Administrator.
                    -------------------------------------------

     (a) The primary responsibility of the Plan Administrator is to administer the Plan for the exclusive benefit of the Participants and their beneficiaries, subject to the specific terms of the Plan.

     (b) The Plan Administrator shall administer the Plan in accordance with its terms and shall have

          (1) full and exclusive authority to determine all questions of coverage and eligibility arising under the Plan, and

          (2)  full power to construe the provisions of the Plan.

     The Plan Administrator shall have final, conclusive, discretionary authority to construe all of the terms, provisions, conditions, and limitations of the Plan. The Plan Administrator shall have final, conclusive, discretionary authority to make determinations regarding the eligibility of Members for benefits under the Plan. The aforementioned determinations and decisions of the Plan Administrator shall be conclusive and binding upon all persons.

     (c) The Plan Administrator may establish procedures, correct any defect, supply any information, or reconcile any inconsistency in such manner and to such extent as shall be deemed necessary or advisable to carry out the purpose of the Plan; provided, however, that any procedure, discretionary act, interpretation or construction shall be done in a nondiscriminatory manner based upon uniform principles consistently applied and shall be consistent with the intent that the Plan shall continue to be deemed a qualified plan under the terms of Code Section 401(a), and shall comply with the terms of the Act and all regulations issued pursuant thereto. The Plan Administrator shall have all powers necessary or appropriate to accomplish the Plan Administrator's duties under the Plan.

     (d) The Plan Administrator shall be charged with the general administration of the Plan, including, but not limited to, the following:

          (1) Determining all questions relating to the eligibility of Employees to become Participants, to remain

     Participants in the Plan, and to receive benefits under the Plan. See
     Section 2.04(b).

          (2) Interpreting the provisions of the Plan and making and publishing rules and regulations for the administration of the Plan that are consistent with the terms and provisions of the Plan and the Trust Agreement. See Section 2.04(b).

          (3) Selecting, employing and compensating from time to time such pension consultants, actuaries, accountants, attorneys, advisers, specialists and other agents and employees as the Plan Administrator may deem necessary or advisable in the proper and efficient administration of the Plan, subject to prior approval by the Employer. Any agent or employee so selected by the Plan Administrator may be a person or firm then, theretofore, or thereafter serving the Employer in any capacity.

          (4) Selecting from time to time the issuing company or companies from which annuity contracts may be purchased as provided herein, and determining the form, type and kind of such contracts.

          (5) Making all determinations and computations concerning the benefits, credits, and debits to which any Participant or beneficiary may be entitled under the Plan. See Section 2.04(b).

          (6) Authorizing and directing the Trustee to pay from the Trust Fund as an administrative expense all costs and expenses incurred by the Plan Administrator in the administration of the Plan not paid directly by the Employer.

          (7) Computing, certifying, and directing the Trustee with respect to the amount and the kind of benefits to which a Participant shall be entitled under the Plan.

          (8) Authorizing and directing the Trustee with regard to all nondiscretionary or otherwise directed disbursements from the Trust.

          (9) Keeping a record of all actions taken and to keeping all other books of account, records, and other data as may be necessary for the proper administration of the Plan and being responsible for supplying all information and reports to the Internal Revenue Service, Department of Labor, Participants, beneficiaries and others as required by law.

          (10) Computing and certifying to the Employer and to the Trustee from time to time the sums of money necessary or desirable to be contributed to the Plan.

          (11) Consulting with the Employer and the Trustee regarding the short and the long-term liquidity needs of the Plan in order that the Trustee can exercise any investment discretion in a manner designed to accomplish specific objectives.

          (12) Preparing and distributing any required notices and distribution forms, including but not limited to, notices concerning annuity distributions, as required by the Act and the Regulations thereunder.

          (13) Assisting any Participant regarding his or her rights, benefits, or elections available under the Plan.

          (14) Determining whether a Participant is disabled for the purposes of
     Section 3.04.

     (e) The Plan Administrator may rely upon the information furnished to the Plan Administrator by the Employer under Section 2.03(e) and shall have no duty or responsibility to verify such information. The Plan Administrator shall advise the Trustee of such information provided by the Employer as may be pertinent to the Trustee's duties under the Plan.

     Section 2.05.  Powers And Duties Of The Trustee.
                    --------------------------------

     (a) The Trustee shall have such powers to hold, invest, reinvest, control, and disburse funds as at that time shall be set forth in the Trust Agreement. The Trustee shall exercise the aforementioned powers consistent with the "funding method" and "funding standards" referred to in Article IV and subject to the direction of one or more Investment Managers as to all or a portion of the assets of the Plan, if the Employer should appoint such Investment Manager(s) as provided in Section 2.03(b).

     (b) The Employer may remove the Trustee at any time upon notice required by the terms of the Trust Agreement, and upon such removal or upon the resignation of the Trustee, the Board of Directors shall designate and appoint a successor Trustee.

     Section 2.06.  Powers And Duties Of The Actuary.
                    --------------------------------

     (a) The Actuary employed by the Employer shall make all actuarial calculations and perform all duties required of the Actuary and/or necessary in the administration of the Plan. Neither the Employer nor the Trustee shall be liable for the actuarial correctness of any determination made by the Actuary.

     (b) In making an actuarial valuation of the Plan and Trust from time to time, the Actuary may rely upon the written statement of the Trustee concerning the assets in the Trust and shall not be required to make any independent calculations with respect thereto. The Actuary shall certify to the Employer in writing the results of the calculations required of the Actuary and the Employer, Plan Administrator, and the Trustee may rely thereon. In making all calculations hereunder, the Actuary shall use such actuarial tables as the Actuary deems appropriate, but the Actuary shall use the same tables in making calculations during a specified period; provided, however, the Actuary, with the consent of the Employer, may from time to time change the actuarial tables and other assumptions used by him or her hereunder.

     (c) The Employer, Plan Administrator, and the Trustee shall furnish the Actuary such information concerning Employees, payrolls, and other related data as the Actuary may require from time to time. The Actuary may rely upon any information furnished to the Actuary by the Employer, Plan Administrator, or the Trustee.

     Section 2.07.  Claims For Benefits.
                    -------------------

     (a) A Claimant must make a claim in writing to the Plan Administrator for any benefit under the provisions of the Plan.

     (b) The Plan Administrator shall, within ninety (90) days of receipt of such claim, provide to the Claimant written notice of the disposition of the claim. If the Plan Administrator denies in whole or in part a claim for benefits, write a letter to the Claimant setting forth the reasons for denial in language calculated to be understood by the Claimant, with specific reference to applicable Plan provisions and an explanation of the necessary steps to be taken by the Claimant to perfect the claim. The Claimant shall also be furnished an explanation of the Plan's review procedure. Even if the Claimant does not receive such notice within such period, he or she shall have the right to proceed under paragraph (c), below, as in the case of receipt of a denial on the 90th day after filing.

     (c) Any Claimant for a benefit (or, as applicable, his or her estate or other representative or beneficiary) who has been denied a benefit by decision of the Plan Administrator pursuant to the immediately preceding paragraph (b) may, within sixty (60) days after receipt of the letter, referred to in the immediately preceding paragraph (b), appeal to the Plan Administrator and request a review of the denial of benefits with the opportunity to appear in person or, at the Claimant's option, to submit his or her position in writing. In the event a hearing is held, the Claimant may be represented by an attorney or other representative of his or her choosing and shall have the opportunity to submit written or oral evidence and arguments in support of his or her claim.
At the hearing (or prior thereto upon five (5) business days written notice to the Plan Administrator) the Claimant or his or her representative shall have an opportunity to review all documents in the possession of the Plan Administrator that are pertinent to the claim at issue and to disallowance of the claim. Either the Claimant or the Plan Administrator may cause a court reporter to attend the hearing and record the proceedings, and in such event a complete written transcript of the proceedings shall be furnished to both parties by the court reporter. The full expense of any such court reporter and such transcripts shall be borne by the party causing the court reporter to attend the hearing.

          The Plan Administrator, not later than sixty (60) days after receipt of the request for review (or one hundred and twenty (120)) days, if a hearing is held) after the request for review referred to in the foregoing provision of this paragraph (c) is received, shall render a written decision written in a manner calculated to be understood by the Claimant and mail the decision to the Claimant at the Claimant's last address known to the Employer specifying by reference to the Plan the reasons for the denial of such part or all of the claimed benefits.

     (d) The Plan Administrator shall cause to be paid promptly any part or all of a benefit determined on review to be proper and otherwise due to be paid or, if the claim related to a matter of record rather than payment, cause such records to be properly changed.

     (e) For purposes hereof, any calculation of Service Years, Continuous Service, Vested interest or Accrued Benefits which is required or permitted to be disclosed to any person with respect to the Plan shall be considered to have been a "benefit claimed" if written challenge thereto or disagreement therewith is filed by the recipient thereof with the Plan Administrator, and, in such event, the foregoing provisions of this Section 2.07 shall apply.

     Section 2.08.  Completion Of Forms And Submission Of Proof By Participants.
                    -----------------------------------------------------------
Each Participant entitled to receive benefits under the Plan shall complete such forms and furnish such proofs as shall be required by the Plan Administrator.

     Section 2.09.  Payment Of Expenses.  All expenses of administration may be
                    -------------------
paid out of the Trust Fund unless paid by the Employer. Such expenses shall include any expenses incident to the functioning of the Plan Administrator, including, but not limited to, fees of pension consultants, actuaries, accountants, attorneys, advisers, and other specialists and their agents, and other costs of administering the Plan, including, to the extent provided in the Trust Agreement, expenses incurred by the Trustee in performing its duties. Until paid, the expenses shall constitute a liability of the Trust Fund.

                            ARTICLE III:  BENEFITS
                            ----------------------

     Section 3.01.  Normal Retirement.
                    -----------------

     (a) When a Participant continues his or her employment with the Employer to his or her Normal Retirement Date, he or she shall have a nonforfeitable (Vested) right to a Monthly Retirement Income for life, in an amount calculated by the Actuary and certified to the Trustee by the Employer. Upon termination of services for the Employer on a Participant's Normal Retirement Date, the Participant shall be entitled to receive payment of a Monthly Retirement Income.

     (b) The amount of a Participant's Monthly Retirement Income payable on his or her Normal Retirement Date shall be One and Three-Tenths percent (1.3%) of the Participant's Average Monthly Earnings multiplied by his or her years of Continuous Service.

     (c) In no event shall a Participant receive a Monthly Retirement Income at his or her Normal Retirement Date which is in excess of Fifty Percent (50%) of his or her Monthly Earnings averaged during the twelve (12) months immediately prior to his or her Normal Retirement Date, nor one which is less than the largest periodic benefit that would have been payable to the Participant upon separation from service at or prior to the Normal Retirement

Date under the Plan.

     (d) For purposes of comparing periodic benefits in the same form, commencing prior to and at Normal Retirement Date, the greater benefit is determined by converting the benefit payable prior to the Participant's Normal Retirement Date into the same form of annuity benefit payable at the Normal Retirement Date and comparing the amount of such annuity payments.

     (e) No Retired Participant shall receive less than Fifty Dollars ($50.00) per month; however, this Section 3.01(e) shall not apply to any Participant who first performs an Hour of Service after December 31, 1988, or to any Participant to whom Sections 3.01 or 3.02 do not apply.

     Section 3.02.  Deferred Retirement.
                    -------------------

     (a) A Participant whose employment terminates, for any reason other than death, on the Deferred Retirement Date and before his or her Required Beginning Date shall be entitled to receive a retirement benefit equal to his or her Accrued Benefit as of his or her Deferred Retirement Date.

     (b) A Participant who continues employment after his or her Normal Retirement Date shall receive a Suspension of Benefits Notice pursuant to
Section 3.02(e) below.

     (c) A Participant who continues employment after his or her Required Beginning Date shall be entitled to receive a retirement benefit as described in
Article III.

     (d) The annuity commencement date of any Participant who is to receive his or her benefit pursuant to Section 3.02(a) shall be the first day of the month coinciding with or next following his or her Deferred Retirement Date.

     (e) Upon the reemployment, or continued employment, of a Participant after his or her Normal Retirement Date, retirement benefits in pay status shall be suspended only in accordance with the applicable provisions of Section 3.10.

     Section 3.03.  Early Retirement.  A Participant whose employment with the
                    ----------------
Employer is terminated except by death or Total and Permanent Disability may retire from the employ of the Employer upon attainment of age sixty (60), and the completion of at least seven (7) years of Continuous Service. The amount of the pension shall be computed in the same manner as a pension payable under
Section 3.01 except that it shall be based on Continuous Service and/or Average Monthly Earnings to date of early retirement. If a retiring or terminating Participant has complied with the applicable requirements for early retirement at the time his or her employment ceases, he or she may elect one of the following benefits, subject to the provisions of Article III pertaining to the distribution of benefits:

     (a) A deferred pension at the age of sixty-five (65) in the full amount as set forth in the Plan, but based on Continuous Service and/or Average Monthly Earnings to date of early retirement; or

     (b) An immediate pension, for Participants who are not receiving early retirement benefits as of January 1, 1989, commencing at early retirement equal to the Vested Accrued Benefit at the time of termination of active employment but reduced by one-half percent (0.5%) for each month from Normal Retirement Date to Early Retirement Date (subject to the receipt of all necessary consents pursuant to Article III).

     Section 3.04.  Total And Permanent Disability.
                    ------------------------------

     (a) If and when the Plan Administrator in his or her sole discretion and based upon proper medical authority certified to by a physician of its choosing and other information shall find a Participant with at least seven (7) years of Continuous Service to be, at the time of the Participant's separation from service, Totally and Permanently Disabled (see Section 1.45) and shall certify such fact to the Trustee, then such disabled Participant shall be entitled to receive the greater of the amount of Monthly Retirement Income the Participant would have received under Section 3.01, or $100.00 per month.

     (b) If the disabled Participant recovers prior to Normal Retirement Date, the Plan Administrator shall immediately direct the Trustee to discontinue the disability payments.

     (c) If the disabled Participant recovers prior to Normal Retirement Date and returns to the employ of the Employer within a period of time after recovery which the Plan Administrator deems reasonable, he or she shall on actual return to employment again become an active Participant in the Plan and shall be entitled to the benefits provided hereunder as if he or she had never been Totally and Permanently Disabled; provided, however, that the benefits to which he or she may become entitled hereunder shall be reduced by the Actuarial Equivalent of the disability payments received, as certified to the Plan Administrator by the Actuary.

     (d) The Plan Administrator shall have the right from time to time to have a medical examination or examinations made by a duly licensed physician or physicians to determine whether total disability is continuing, and to ascertain from the disabled Participant by warranties or otherwise the extent to which he or she has had his or her earning ability restored, and upon such findings to discontinue payments accordingly. If the disabled Participant refuses to submit to such medical examinations, or to submit any other information requested, the Plan Administrator shall have the power to suspend or withhold the payment of any benefit until the Participant does so submit. Should a Participant falsify any such statement, his or her benefit shall immediately terminate. Based upon such examination and statement of the Participant, the Plan Administrator shall determine whether the Participant is totally disabled, the extent of recovery attained, or whether such disability has fully ceased. In the event a Participant receives any benefit payments under the Plan because of a misrepresentation regarding his or her recovery, or failure to disclose recovery, the Plan Administrator will seek to obtain recovery of all such payments, by offsetting subsequent retirement payments or by any other reasonable means, to the extent that the Plan Administrator determines that the amount involved warrants recovery efforts.

     Section 3.05.  Benefit Distribution.
                    --------------------

     (a)  General Application.  Subject to the provisions of the
          -------------------
Section 3.05(b)-(k) and Section 3.06 and notwithstanding any other provision of the Plan, the form of an early, normal, or deferred retirement benefit or disability retirement benefit (only if disabled Employee met the requirements of Section 3.03 as well) under the Plan to a married Participant shall be a joint and survivor annuity under which such Retired Participant will receive the Actuarial Equivalent of his or her retirement benefit otherwise calculated pursuant to the terms of the Plan during his or her lifetime following actual retirement, and after his or her death one-half of such monthly income payable to him or her shall be payable to his or her spouse for the lifetime of his or her spouse.

          (1) The provisions of Section 3.05(b)-(k) shall apply to any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984.

          (2)  On and after January 1, 1985, the provisions of Section 3.05(b)-
     (k) shall take precedence over any conflicting provision in the Plan, but shall not be construed so as to grant a benefit to any person, unless and only to the extent that by Plan provisions other than Section 3.05(b)-(k), the subject Participant or Former Participant would have, if living on the date of his or her death, a nonforfeitable right to any portion of his or her Accrued Benefit.


     (b)  Qualified Joint And Survivor Annuity; Immediate Life Annuity.  Unless
          ------------------------------------------------------------
otherwise elected by a Participant pursuant to a qualified election, as provided below, a married Participant's Vested Accrued Benefit shall be paid in the form of a qualified joint and survivor annuity. An unmarried Participant's Vested Accrued Benefit shall be paid in the form of an immediate life annuity.

          (1) A qualified joint and survivor annuity is an annuity payable during the joint lives of the Participant and the Participant's spouse that commences immediately and which shall be the Actuarial Equivalent of an immediate life annuity, or, if greater, any optional form of benefit. Such joint and survivor benefits following the Participant's death shall continue to the spouse during the spouse's lifetime at a rate equal to fifty percent (50%) of the rate at which such benefits were payable to the Participant. This joint and 50% survivor annuity shall be considered the designated qualified joint and survivor annuity and automatic form of payment for the purposes of the Plan. However, the Participant may elect to receive a smaller annuity benefit with continuation of payments to the Participant's spouse at the rate of one hundred percent (100%) of the rate payable to a Participant during his or her lifetime, which alternative joint and survivor annuity shall be the Actuarial Equivalent of the automatic joint and 50% survivor annuity.

          (2) The joint and survivor annuity and the immediate life annuity forms of distribution shall be the Actuarial Equivalent of the benefits due the Participant.

          (3) A Participant may elect to have the annuity applicable to him or her under Section 3.05(b) distributed upon attainment of the Earliest Retirement Age under the Plan.

     (c)  Spouse.  "Spouse," for the purposes of this Section 3.05, shall mean
          ------
the spouse of a Participant; provided, however, that a former spouse will be treated as the Participant's spouse (and a current spouse will not be treated as the Participant's spouse) to the extent provided under a qualified domestic relations order as described in Code Section 414(p).

          (1) Notwithstanding the provisions of this Section 3.05 or other Plan provisions, a person will not be treated as the spouse of a Participant or Former Participant unless the Participant and such person had been married through the one-year period ending on the earlier of

               (i)  the Participant's annuity starting date, or

               (ii) the date of the Participant's death.

          (2)  For the purposes of this Section 3.05, if

               (i) a Participant marries within one year before the annuity starting date, and

               (ii) the Participant and his or her spouse in such marriage have been married for at least a one-year period ending on or before the date of his or her death,

     the Participant and such spouse shall be treated as having been married throughout the one-year period ending on his or her annuity starting date.


     (d)  Annuity Starting Date.  The annuity starting date is the first day of
          ---------------------
the first period for which an amount is paid as an annuity, or, in the case of a benefit not payable in the form of an annuity, the first day on which all events have occurred which entitle the Participant to such benefit.

          (1) The annuity starting date for disability benefits shall be the date such benefits commence, if the disability benefit is not an auxiliary benefit.

          (2) An auxiliary benefit is a disability benefit which does not reduce the benefit payable at the Normal Retirement Date.

     (e)  Qualified Election.  A qualified election is a waiver of a qualified
          ------------------
joint and survivor annuity or the immediate life annuity.

          (1) Any election to waive the joint and survivor annuity must be made by the Participant in writing during the election period and be consented to by the Participant's spouse. If the spouse is legally incompetent to give consent, the spouse's legal guardian, even if such guardian is the Participant, may give consent. Such election shall designate a (1) beneficiary (including any class of beneficiaries or any contingent beneficiaries) that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse) and
     (2) a form of benefits, that may not be changed without spousal consent (unless the consent of the spouse expressly permits designations by the Participant without the requirement of further consent by the spouse). Such spouse's consent shall be irrevocable and must acknowledge the effect of such election and be witnessed by a Plan representative or a notary public. Such consent shall not be required if it is established to the satisfaction of the Plan Administrator that the required consent cannot be obtained because there is no spouse, the spouse cannot be located, or other circumstances that may be prescribed by the Regulations. The election made by the Participant and consented to by his or her spouse may be revoked by the Participant in writing without the consent of the spouse at any time during the election period. The number of revocations shall not be limited. Any new election must comply with the requirements of this paragraph (e). A former spouse's waiver shall not be binding on a new spouse.

          (2) An unmarried Participant may elect in writing to waive the immediate life annuity. The election must comply with the provisions of this Section 3.05(e) as if it were an election to waive the joint and survivor annuity by a married Participant, but without the spousal consent requirement.

     (f)  Election Period.  The election period to waive the joint and survivor
          ---------------
annuity shall be the ninety-day period ending on the "annuity starting date."

     (g)  Notice To Be Provided To Participants.  With regard to the qualified
          -------------------------------------
election, the Plan Administrator shall provide to the Participant, no less than thirty (30) days and no more than ninety (90) days before the annuity starting date, a written explanation of the following:

          (1)  The terms and conditions of the joint and survivor annuity, and


          (2) The Participant's right to make, and the effect of, an election to waive the joint and survivor annuity, and

          (3) The right of the Participant's spouse to consent to any election to waive the joint and survivor annuity, and

          (4) The right of the Participant to revoke such election, and the effect of such revocation, and

          (5) The relative values of the various optional forms of benefit under the Plan.

               (i) Notwithstanding the other requirements of Section 3.05, the respective notices prescribed by Section 3.05(g) need not be given to a Participant if

                    (A) the Plan "fully subsidizes" the costs of a qualified joint and survivor annuity, and

                    (B) the Plan does not allow the Participant to waive the qualified joint and survivor annuity and does not allow a married Participant to designate a non-spouse beneficiary.

               (ii) For purposes of this Section 3.05(g), the Plan fully subsidizes the costs of a benefit if under the Plan no increase in cost or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

     (h)  Lump Sum Distribution Option.  In the event a married Participant duly
          ----------------------------
elects pursuant to the immediately preceding paragraph (e) not to receive benefits in the form of a joint and survivor annuity, or if such

Participant is not married, in the form of an immediate life annuity, the Plan Administrator, pursuant to the election of the Participant, shall direct that the Participant's benefits be distributed in accordance with the provisions of
Section 3.08.

     (i)  Distribution Limitations.  Notwithstanding any provision in the Plan
          ------------------------
to the contrary, the distribution of a Participant's benefits made on or after January 1, 1985 shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder (including Regulation 1.401(a)(9)-2), the provisions of which are incorporated herein by reference:

          (1) A Participant's benefits shall be distributed to him or her not later than April 1st of the calendar year following the later of (i) the calendar year in which the Participant attains age 70 1/2 or (ii) the calendar year in which the Participant retires, provided, however, that this clause (ii) shall not apply in the case of a Participant who is a "five (5) percent owner" at any time during the five (5) Plan Year period ending in the calendar year in which he or she attains age 70 1/2 or, in the case of a Participant who becomes a "five (5) percent owner" during any subsequent Plan Year, clause (ii) shall no longer apply and the required beginning date shall be the April 1st of the calendar year following the calendar year in which such subsequent Plan Year ends. Alternatively, distributions to a Participant must begin no later than the applicable April 1st as determined under the preceding sentence and must be made over the life of the Participant (or the lives of the Participant and the Participant's designated beneficiary) or the life expectancy of the Participant (or the life expectancies of the Participant and his or her designated beneficiary) in accordance with Regulations. Notwithstanding the foregoing, clause (ii) above shall not apply to any Participant unless the Participant had attained age 70 1/2 before January 1, 1988 and was not a "five (5) percent owner" at any time during the Plan Year ending with or within the calendar year in which the Participant attained age 66 1/2 or any subsequent Plan Year.

          (2) Distributions to a Participant and his or her Beneficiaries shall only be made in accordance with the incidental death benefit requirements of Code Section 401(a)(9)(G) and the Regulations thereunder. Additionally, for calendar years beginning before 1989, distributions may also be made under an alternative method which provides that the then present value of the payments to be made over the period of the Participant's life expectancy exceeds fifty percent (50%) of the then present value of the total payments to be made to the Participant and his or her Beneficiaries.

     (j)  Calculation Of Life Expectancy.  Life expectancy and joint and last
          ------------------------------
survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9. For purposes of this Section 3.05, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) shall not be subject to recalculation.

     (k)  Transitional Rule.  Subject to the spouse's right of consent afforded
          -----------------
under the Plan, the restrictions imposed by this Section 3.05 shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his or her retirement benefit paid in an alternative method acceptable under Code Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

     Section 3.06.  Distribution Of Benefits Upon Death.
                    -----------------------------------

     (a)  General Application.  The provisions of Section 3.06 shall apply to
          -------------------
any Participant who is credited with at least one Hour of Service with the Employer on or after August 23, 1984. Under the provisions of Section 3.06, a married Participant in active employment may elect to provide for the payment of monthly benefits to his or her surviving spouse in the event of his or her death while he or she is actively employed. On and after January 1, 1985, the provisions of Section 3.06 shall take precedence over any conflicting provision in the Plan, but shall not be construed so as to grant a benefit to any person, unless and only to the extent that by Plan provisions other than Section 3.06, the subject Participant or Former Participant would have, if living on the date of his or her death, a nonforfeitable right to any portion of his or her Accrued Benefit.

          (1) After January 1, 1985, certain Former Participants of the Plan, as provided in Article III, may elect to provide for the payment of monthly benefits to a surviving spouse in the event of the Participant's death while the Participant is actively employed.

          (2) Prior to December 31, 1984, regardless of a Participant's election or failure to elect to provide for the payment of monthly benefits to the Participant's surviving spouse in the event of the Participant's death while the Participant was actively employed and regardless of the Participant's designation of a beneficiary, if a Participant remained employed past the Participant's Normal Retirement Date and died prior to termination of service with the Employer, the Participant's surviving spouse was entitled to receive a fifty percent (50%) survivor annuity as if the deceased Participant had retired on the day prior to the Participant's date of death and had been entitled under Section 3.05 to a qualified annuity with a fifty percent (50%) survivor benefit, which qualified annuity was the Actuarial Equivalent of the then value of the Participant's deferred payment account, provided that the Participant's surviving spouse had been married to the Participant throughout the one-year period ending on the Participant's date of death. Otherwise, if a Participant died after the Participant's Normal Retirement Date while still in the employ of the Employer under the Deferred Retirement provisions of the Plan, the Participant's surviving spouse, or if none, the Participant's beneficiary designated in a writing filed with the Employer (otherwise, the Participant's estate), was entitled to receive as a death benefit one-half of the value of the Participant's deferred payment account. The payment of the death benefit was made by the Trustee from the Trust Fund at such time, and in such form, as directed by the Employer.

               As used in the foregoing provisions of this Section 3.06(a)(2), "deferred payment account" refers to the single sum actuarial value of the Participant's Monthly Retirement Income as of the Participant's Normal Retirement Date, as calculated by the Actuary and certified to the Employer by the Actuary. In calculating the assets and the liabilities of the Plan, the Actuary carried the Participant's deferred payment account as a liability of the Plan.

     (b)  Qualified Pre-retirement Survivor Annuity.
          -----------------------------------------

          (1) Unless an optional form of benefit is selected within the election period pursuant to a qualified election,

               (i)  if a Participant dies after the Earliest Retirement Age, and

               (ii) thus would have been, if living, Vested in a benefit,

     the Participant's surviving spouse (if any) will receive the same benefit that would be payable if the Participant had retired with an immediate qualified joint and survivor annuity, unless an optional form of benefit is selected within the election period pursuant to a qualified election. The surviving spouse may direct that payment under the annuity commence within a reasonable period after the Participant's death. If the surviving spouse does not so direct, payment of such benefit will commence at the time the Participant would have attained the later of his or her Normal Retirement Date or age 62. However, the surviving spouse may elect a later commencement date, subject to the rules specified in Section 3.06(i). The actuarial value of benefits which commence later than the date on which payments would have been made to the surviving spouse under a qualified joint and survivor annuity in accordance with this provision shall be adjusted to reflect the delayed payment.

          (2) Unless an optional form of benefit is selected within the election period pursuant to a qualified election, if a Participant whose Accrued Benefits are Vested under the terms of the Plan dies on or before the Earliest Retirement Age, the Participant's surviving spouse (if any) will receive the same benefit that would be payable if the Participant had:

               (i) separated from service on the earlier of the actual time of separation or the date of his or her death,

               (ii)  survived to the Earliest Retirement Age,

               (iii) retired with an immediate joint and survivor annuity at the Earliest Retirement Age based on his or her Vested Accrued Benefit on his or her date of death, and

               (iv) died on the day after the day on which said Participant would have attained the Earliest Retirement Age.

     (c)  Surviving Spouse.  "Surviving spouse," as used in this Section 3.06,
          ----------------
shall mean the surviving spouse of a Participant; provided, however, that a former spouse will be treated as the Participant's surviving spouse (and a current spouse will not be treated as the Participant's surviving spouse) to the extent provided under a qualified domestic relations order as described in Code
Section 414(p).

          (1) Notwithstanding the provisions of this Section 3.06 or other Plan provisions, a person will not be treated as the surviving spouse of a Participant or Former Participant unless the Participant and such person had been married through the one-year period ending on the earlier of

               (i)   the Participant's annuity starting date, or

               (ii)  the date of the Participant's death.

          (2)  For the purposes of this Section 3.06, if

               (i) a Participant marries within one year before the annuity starting date, and

               (ii) the Participant and his or her spouse in such marriage have been married for at least a one-year period ending on or before the date of his or her death,

     the Participant and such spouse shall be treated as having been married throughout the one-year period ending on his or her annuity starting date.

     (d)  Annuity Starting Date.  Annuity starting date shall have the meaning
          ---------------------
set forth in Section 3.05(d).

     (e)  Qualified Election.  A qualified election is a waiver of the Pre-
          ------------------
retirement Survivor Annuity. Any election to waive the Pre-Retirement Survivor Annuity before the Participant's death must be made by the Participant in writing during the election period and shall require the spouse's irrevocable consent in the same manner provided for in Section 3.05(e)(1). Further, the spouse's consent must acknowledge the specific nonspouse beneficiary. Notwithstanding the foregoing, the nonspouse beneficiary need not be acknowledged, provided the consent of the spouse acknowledges that the spouse has the right to limit consent only to a specific beneficiary and that the spouse voluntarily elects to relinquish such right.

     (f)  Election Period.  The election period to waive the Pre-Retirement
          ---------------
Survivor Annuity shall begin on the first day of the Plan Year in which the Participant attains age 35 and end on the date of the Participant's death. An earlier waiver (with spousal consent) may be made provided (1) a written explanation of the Pre-Retirement Survivor Annuity, which contains comparable information to that required by Section 3.05(g), is given to the Participant and

(2) such waiver becomes invalid at the beginning of the Plan Year in which the Participant turns age 35, with any subsequent waiver being subject to the full requirements of this Section 3.06. In the event a Vested Participant separates from service prior to the beginning of the election period, the election period shall begin on the date of such separation from service.

     (g)  Notice To Be Provided To Participants.  With regard to the qualified
          -------------------------------------
election, the Plan Administrator shall provide each Participant within the applicable period, with respect to such Participant (and consistent with Regulations), a written explanation of the Pre-Retirement Survivor Annuity containing comparable information to that required pursuant to Section 3.05(g). For the purposes of this Section 3.06(g), the term "applicable period" means, with respect to a Participant, whichever of the following periods ends last:

          (1) The period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35;

          (2)  A reasonable period after the individual becomes a Participant;

          (3) A reasonable period ending after the Plan no longer fully subsidizes the cost of the Pre-Retirement Survivor Annuity with respect to the Participant;

          (4) A reasonable period ending after Code Section 401(a)(11) applies to the Participant; or

          (5) A reasonable period after separation from service in the case of a Participant who separates before attaining age 35. For this purpose, the Plan Administrator must provide the explanation beginning one year before the separation from service and ending one year after such separation. If such a Participant thereafter returns to employment with the Employer, the applicable period for such Participant shall be redetermined.

     For purposes of applying this Section 3.06(g), a reasonable period ending after the enumerated events described in the immediately preceding paragraphs
(2), (3) and (4) is the end of the two year period beginning one year prior to the date the applicable event occurs, and ending one year after that date.

               (i) Notwithstanding the other requirements of Section 3.06, the respective notices prescribed by Section 3.06 need not be given to a Participant if

                    (A) the Plan "fully subsidizes" the costs of a qualified Pre-retirement Survivor Annuity, and

                    (B) the Plan does not allow the Participant to waive the qualified Pre-retirement Survivor Annuity and does not allow a married Participant to designate a non-spouse beneficiary.

               (ii) For purposes of this Section 3.06, the Plan fully subsidizes the costs of a benefit if under the Plan no increase in cost or decrease in benefits to the Participant may result from the Participant's failure to elect another benefit.

     (h)  Lump Sum Distribution Option.  In the event the death benefit is not
          ----------------------------
distributed in the form of a Pre-Retirement Survivor Annuity, it shall be distributed in accordance with the provisions of Section 3.08.

     (i)  Distribution Limitations.  Notwithstanding any provision in the Plan
          ------------------------
to the contrary, distributions upon the death of a Participant made on or after January 1, 1985 shall be made in accordance with the following requirements and shall otherwise comply with Code Section 401(a)(9) and the Regulations thereunder. Distributions to the Participant's surviving spouse must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December
31st of the calendar year in
which the Participant would have attained age 70 1/2. If it is determined pursuant to Regulations that the distribution of a Participant's interest has begun and the Participant dies before his or her entire interest has been distributed to him or her, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution selected pursuant to Section 3.05 as of his or her date of death.

     However, the 5-year distribution requirement of the immediately preceding paragraph shall not apply to any portion of the deceased Participant's interest which is payable to or for the benefit of a designated beneficiary. In such event, such portion may, at the election of the Participant (or the Participant's designated beneficiary), be distributed over the life of such designated beneficiary (or over a period not extending beyond the life expectancy of such designated beneficiary) provided such distribution begins not later than December 31st of the calendar year immediately following the calendar year in which the Participant died. However, in the event the Participant's surviving spouse is his or her beneficiary, the requirement that distributions commence within one year of a Participant's death shall not apply. In lieu thereof, distributions must commence on or before the later of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died; or (2) December 31st of the calendar year in which the Participant would have attained age 70 1/2. If the surviving spouse dies before distributions to such spouse begin, then the 5-year distribution requirement of this Section shall apply as if the spouse was the Participant.

     For purposes of Section 3.05(i), the election by a designated beneficiary to be excepted from the 5-year distribution requirement must be made no later than December 31st of the calendar year following the calendar year of the Participant's death. Except, however, with respect to a designated beneficiary who is the Participant's surviving spouse, the election must be made by the earlier of: (1) December 31st of the calendar year immediately following the calendar year in which the Participant died or, if later, the calendar year in which the Participant would have attained age 70 1/2; or (2) December 31st of the calendar year which contains the fifth anniversary of the date of the Participant's death. An election by a designated beneficiary must be in writing and shall be irrevocable as of the last day of the election period stated herein. In the absence of an election by the Participant or a designated beneficiary, the 5-year distribution requirement shall apply.

     (j)  Calculation Of Life Expectancy.  Life expectancy and joint and last
          ------------------------------
survivor expectancy shall be computed using the return multiples in Tables V and VI of Regulation 1.72-9. For purposes of this Section 3.06, the life expectancy of a Participant and a Participant's spouse (other than in the case of a life annuity) shall not be subject to recalculation.

     (k)  Transitional Rule.  Subject to the spouse's right of consent afforded
          -----------------
under the Plan, the restrictions imposed by this Section shall not apply if a Participant has, prior to January 1, 1984, made a written designation to have his or her death benefits paid in an alternative method acceptable under Code
Section 401(a) as in effect prior to the enactment of the Tax Equity and Fiscal Responsibility Act of 1982.

     Section 3.07.  Determination Of Accrued Benefits Upon Termination.
                    ---------------------------------------------------

     (a) When the employment of a Participant by the Employer shall be terminated for any reason other than death or retirement (including disability retirement, early retirement, or deferred retirement), such Participant shall cease to be an active Participant in the Plan, and the Accrued Benefit of such Participant shall be determined as follows:

          (1) With respect to Employees who have at least one Hour of Service on or after January 1, 1989: If at the time of termination as an Employee (or if employed thereafter by the Employer in any capacity or by an Affiliate, at the time of termination of service for the Employer and all Affiliates) the Employee is a Participant with either seven (7) years of Continuous Service or five (5) Service Years, the Accrued Benefit under the Plan shall be Vested and payable at Normal Retirement Age in accordance with the benefit distribution provisions contained in Article III (and nonforfeitable except in the event of death prior to

     Normal Retirement Date without a surviving spouse); or

          (2) With respect to Employees who do not have at least one Hour of Service on or after January 1, 1989: If at the time of termination as an Employee (or if employed thereafter by the Employer in any capacity or by an Affiliate, at the time of termination of service for the Employer and all Affiliates) he or she was credited with at least ten (10) Service Years or at least seven (7) years of Continuous Service, such Employee shall be entitled to receive at his or her Normal Retirement Date a Monthly Retirement Income equal to his or her Accrued Benefit at date of termination as an Employee covered hereby.

     (b) In lieu of the benefits provided by the immediately preceding Section 3.07(a), a Participant with at least ten (10) Service Years or at least seven
(7) years of Continuous Service who is no longer employed by any Employer or Affiliate may at any time after attainment of age sixty (60) apply for an immediate Monthly Retirement Income for life (subject to the benefit distribution provisions of Article III) equal to the Actuarial Equivalent of the benefit due at Normal Retirement Date under 3.07(a) above. If such a person dies prior to the commencement of benefits, no death benefit shall be payable under the Plan.

     Section 3.08.  Lump Sum Distributions.
                    -----------------------

     (a)  Cash-Out Of Vested Accrued Benefits.
          -----------------------------------

          (1) Notwithstanding the other provisions of the Plan, if after December 31, 1984

               (i) the Actuarial Value of a terminated or retiring Participant's Vested Accrued Benefit as calculated at his or her date of severance is $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000) or less, determined not pursuant to the immediately following paragraph (A), but in accordance with the applicable PBGC annuity factor for males in effect at the beginning of the Plan Year, or

               (ii) the Participant agrees in writing regardless of the amount of such Actuarial Value, but subject to the benefit distribution provisions of Article III, including but not limited to Section 3.07(a), the Employer may, but need not, direct that the Actuarial Value of his or her Vested Accrued Benefits as calculated at his or her date of severance be paid in a lump sum to such Terminated Participant, with interest at the rate specified in the immediately following paragraph (A), from the date as of which the said value was calculated to the date as of which it was paid.

                         (A) For the purposes of the immediately preceding paragraph (1), "Actuarial Value" means equality in the value of the aggregate amounts to be received under different forms of payment based upon the 1971 Group Annuity Mortality Table for males, with a five (5) year age setback for beneficiaries and interest at six percent (6%) per annum, compounded annually for other than lump sum payments, and for lump sum payments, interest at the rate used by the PBGC to value immediate annuities compounded annually, but not less than six percent (6%) per annum. In the event the assumptions stated in the immediately preceding sentence change, the Actuarial Value of the Accrued Benefit on or after the date of the change is the greater of the Actuarial Value of the Accrued Benefit as of the date of the change computed on the old basis or the Actuarial Value of the Accrued Benefit computed on the new basis.

                         (B) In the event benefits are paid as provided in the immediately preceding paragraph (a), no other benefits of any type shall be payable to a Former Participant, or to his or her beneficiaries, receiving benefits as provided in the immediately preceding paragraph (a).

          (2) Notwithstanding the immediately preceding paragraph (1) or any other Plan provision, including without limitation the provisions of Article III pertaining to benefit distribution, the Plan Administrator

             (i) shall direct distributions in lump sum of the Actuarial Equivalent of any Plan benefit due after January 1, 1989 which is $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000) or less, and

            (ii) shall not permit distributions in such form, even with the written request of Participant and spouse, if the Actuarial Equivalent is in excess of $25,000.

          The lump sum distributions shall discharge all obligations of the Plan with respect to the benefits so paid. If the Actuarial Equivalent of a Participant's Vested Accrued Benefit is zero, the Participant is deemed to have received a distribution of the Vested Accrued Benefit.

     (b)  Repayment Of Distribution Upon Re-employment.
          --------------------------------------------

          (1) If a terminated or retiring Participant is subsequently re-employed and again becomes a Participant in the Plan, his or her Continuous Service shall not include (for purposes of accrual of benefits only but not for vesting) any periods of employment prior to his or her re-employment date, unless prior to his or her having five (5) consecutive one-year Breaks in Service the amount of such payment is repaid to the Trust Fund, plus interest at five percent (5%) per annum between the date of payment and the date of re-payment.


            (i) Such five percent (5%) rate shall automatically be adjusted to reflect any Regulation issued by the Secretary of Treasury changing such interest rate for mandatory Employee contributions.

            (ii) If such amount (plus interest) is repaid, the Participant's Continuous Service shall be based on all periods of employment.

            (iii) The provisions of the foregoing paragraph (b) have no effect on Service Years for vesting purposes.

          (2) Effective on and after January 1, 1987, only in the event that a partial vesting rule is applicable, a Former Participant who had received a lump sum pursuant to the Plan of a partially Vested interest shall have the right to restore his or her Employer-derived Accrued Benefit (including all optional forms of benefits and subsidies relating to such benefits) to the extent forfeited upon the repayment to the Plan of the full amount of the distribution plus interest, compounded annually from the date of distribution at the rate of five percent (5%).

            (i) The repayment to the Plan must be made before the earlier of five (5) years after the first date on which the Participant is subsequently reemployed by the Employer, or the date the Participant incurs five (5) consecutive one-year Breaks in Service following the date of distribution.

            (ii) If a Terminated Participant or Retired Participant is subsequently employed and becomes a Participant in the Plan and does not repay the full amount of the prior distribution, plus interest, within the time specified above, no Continuous Service shall be restored.

            (iii) For purposes of this Section, if the present value of a Participant's Vested Accrued Benefit is zero, the Participant shall be deemed to have received a distribution of such Vested Accrued Benefit.

            (iv) If a Former Participant is deemed to receive a distribution pursuant to this Section and the Participant resumes employment covered under the Plan before the date the Participant incurs five (5) consecutive one-year Breaks in Service, upon reemployment of such Participant, the Employer-derived Accrued Benefit will be restored to the amount of such Accrued Benefit on the date of the deemed distribution.

     (c)  Qualified Joint And Survivor Annuity.  Notwithstanding the foregoing
          ------------------------------------
provisions of this Section 3.08 and any other Plan provisions, the present value of a Participant's joint and survivor annuity may not be paid without his or her written consent if the present value exceeds, or has ever exceeded, $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000) at the time of any prior distribution. Further, the spouse of a Participant must consent in writing to any immediate distribution. If the present value of the Participant's benefit does not exceed $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000) and has never exceeded $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000) at the time of any prior distribution, the Plan Administrator may immediately distribute such benefit without such Participant's consent. No distribution may be made under the immediately preceding sentence after the "annuity starting date," unless the Participant and his or her spouse consent in writing to such distribution. Any written consent required under this paragraph must be obtained not more than 90 days before commencement of the distribution and shall be made in a manner consistent with Section 3.05(e).

     Any distribution to a Participant who has a benefit which exceeds, or has ever exceeded, $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000) at the time of any prior distribution shall require such Participant's consent if such distribution commences prior to the later of his or her Normal Retirement Date or age 62. With regard to this required consent:

          (1) No consent shall be valid unless the Participant has received a general description of the material features and an explanation of the relative values of the optional forms of benefit available under the Plan that would satisfy the notice requirements of Code Section 417.

          (2) The Participant must be informed of his or her right to defer receipt of the distribution. If a Participant fails to consent, it shall be deemed an election to defer the commencement of payment of any benefit. However, any election to defer the receipt of benefits shall not apply with respect to distributions which are required under Section 3.05(i).

          (3) Notice of the rights specified under this paragraph shall be provided no less than 30 days and no more than 90 days before the "annuity starting date."

          (4) Written consent of the Participant to the distribution must not be made before the Participant receives the notice and must not be made more than 90 days before the "annuity starting date."

          (5) No consent shall be valid if a significant detriment is imposed under the Plan on any Participant who does not consent to the distribution.

     (d)  Qualified Pre-retirement Survivor Annuity.  Notwithstanding the
          -----------------------------------------
foregoing provisions of this Section 3.08 and any other Plan provisions, if the present value of the Pre-retirement Survivor Annuity does not exceed $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000) and has never exceeded $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000) at the time of any prior distribution, the Plan Administrator shall direct the immediate distribution of such amount to the Participant's spouse. No distribution may be made under the preceding sentence after the annuity starting date unless the spouse consents in writing. If the value exceeds, or has ever exceeded, $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000) at the time of any prior distribution, an immediate distribution of the entire amount may be made to the surviving spouse, provided such surviving spouse consents in writing to such distribution. Any written consent required under this Paragraph must be obtained not more than 90 days before commencement of the distribution and shall be made in a manner consistent with Section 3.05(e).

     (e)  Annuity Option For Lump Sum Distributions In Excess Of $5,000 ($3,500
          ---------------------------------------------------------------------
for Plan Years Beginning Prior to January 1, 2000).  If an immediate lump sum
--------------------------------------------------
distribution in excess of $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000) is to be made pursuant to the foregoing provisions of this
Section 3.08, then the recipient of such a distribution may instead elect to receive the distribution in the form of an immediate life annuity, and notice of the option to elect payment through the form of an immediate life annuity shall be given by the Plan Administrator as required under the Code and applicable Regulations.

     Section 3.09. Maximum Benefit Payment Date.
                   ----------------------------

     (a) Unless a Participant otherwise elects in a writing filed with the Employer stating the amount of payments and the date they are to begin, the payment of benefits, if any, due under the terms of the Plan to a Participant shall begin not later than the 60th day after the latest of the close of the Plan Year in which:

          (1) occurs the 65th birthday of the Participant,

          (2) occurs the 10th anniversary of the time the Participant commenced participation in the Plan, or

          (3) the Participant terminates his or her service with the Employer and all Affiliates.

     (b) Notwithstanding the foregoing, in no event may benefits commence later than the first day of April following the calendar year in which attainment of age seventy and one-half (70 1/2) occurs.

     (c) Notwithstanding the foregoing, the Accrued Benefit of a five percent (5%) owner (as described in Code Section 416(i) determined with respect to the Plan Year ending in the calendar year in which such individual attains age seventy and one-half (70 1/2)) must be distributed, or commence to be distributed, no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70 1/2).

     Section 3.10. Suspension Of Benefits Upon Re-Employment Or Continued
                   ------------------------------------------------------
Employment.
----------

     (a)  No Suspension Of Benefits On And After January 1, 1994.
          ------------------------------------------------------
Notwithstanding the immediately following paragraph (b), on and after January 1, 1994 retirement benefits in pay status (1) shall not be suspended due to a Participant's continued employment after his or her Normal Retirement Date and
(2) shall not be suspended as of a Retired Participant's date of rehire if the Retired Participant is re-employed. However, the aforementioned Participant's Accrued Benefit or Retired Participant's Accrued Benefit, calculated at the time of the subsequent termination of employment by the said Participant or Retired Participant, shall be actuarially reduced to reflect prior benefit payments, including, but not limited to, the prior payment of benefits in the form of a lump sum.

     (b)  Suspension Of Benefits On And Before December 31, 1993.  On and before
          ------------------------------------------------------
December 31, 1993 and in accordance with the immediately following provisions of this Section 3.10, the benefits of a Retired Participant will be suspended as of the Retired Participant's date of rehire if the Retired Participant is re-employed.

          (1)  Suspension of Benefits.  Retirement benefits in pay status shall
               ----------------------
     cease as of the date of rehire if the Retired Participant is re-employed and will be suspended for each calendar month during which the Employee completes at least forty (40) Hours of Service with the Employer in Covered Service. The Actuarial Value of benefits which commence later than a Participant's Normal Retirement Date will be computed without regard to amounts which would have been suspended under the preceding sentence as if the Employee had been receiving benefits since his or her Normal Retirement Date.


          (2)  Resumption of Payment.  If benefit payments have been suspended,
               ---------------------
     payments shall resume no later than the first day of the third calendar month after the calendar month in which the Employee ceases to be employed in Covered Service. The initial payment upon resumption shall include the payment scheduled to occur in the calendar month when payments resume, and any amounts withheld during the period between the cessation of Covered Service and the resumption of payments.

          (3)  Notification.  The Plan Administrator will notify the Employee by
               ------------
     personal delivery or first class mail during the first calendar month or payroll period in which the Plan withholds payments that his or her benefits are suspended. Such notifications shall contain a description of the specific reasons why benefit payments are being suspended, a description of the Plan provisions relating to the suspension of payments, a copy of such provisions, and a statement to the effect that applicable Department of Labor regulations may be found in Section 2530.203-3 of the Code of Federal Regulations. In the event the Plan Administrator fails to timely provide this notice to any Employee, his or her retirement benefit will include an amount equal to the greater of an Actuarial Equivalent increase for the period between the date when the notice was due and the date when it is delivered, or continued accruals for that period.

               (i) The notification shall inform the Employee of the Plan's procedures for affording a review of the suspension of benefits.

               (ii) Requests for reviews may be considered in accordance with the claims procedure (see Section 2.07) adopted by the Plan pursuant to Section 503 of ERISA and applicable regulations.

          (4)  Amount suspended.
               ----------------

               (i)  Life Annuity. In the case of benefits payable periodically
                    ------------
          on a monthly basis for as long as a life (or lives) continues, such as a straight life annuity or a qualified joint and survivor annuity, an amount equal to the portion of a monthly benefit payment derived from Employer contributions.

               (ii) Other Benefit Forms.  In the case of a benefit payable in a
                    -------------------
          form other than the form described in the immediately preceding paragraph (1), above, an amount of the Employer-derived portion of benefit payments for a calendar month in which the Employee is employed in Covered Service, equal to the lesser of

                    (A) The amount of benefits which would have been payable to the Employee if he or she had been receiving monthly benefits under the Plan since actual retirement based on a single life annuity commencing at actual retirement age; or

                    (B) The actual amount paid or scheduled to be paid to the Employee for such month (payments which are scheduled to be paid less frequently than monthly may be converted to monthly payments).

          (5)  Effective January 1, 1987, only those foregoing provisions of
     Section 3.10(b)(1)-(4) that are inconsistent with the following provisions of this Section 3.10(b)(5) shall be superseded by the following provisions of this Section 3.10(b)(5): Upon the continued employment or reemployment of a Participant after his or her Normal Retirement Date, the Plan Administrator shall provide such Participant with a written notice of suspension of benefit payment by personal delivery or certified mail in the month following his or her Normal Retirement Date. Such notice will

               (i) state that the suspension of benefit payments is due to employment after Normal Retirement Date,

               (ii) include a copy of amended Article III of the Plan and a statement that applicable Department of Labor Regulations may be found at Section 2530.203-3 of the Code of Federal

          Regulations, and

            (iii) state that the Participant may request a review of the suspension of his or her Plan benefit payments under the claim provisions of Section 2.07.

      Section 3.11. Direct Rollover.
                    ----------------

      (a) This Section 3.11 applies to distributions made on or after January 1, 1993. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a distributee's election under this Section 3.11, a distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

     (b) For the purposes of this Section 3.11, the following definitions shall apply:

          (1) An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include:

               (i) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee's designated beneficiary, or for a specified period of ten years or more;

               (ii) any distribution to the extent such distribution is required under Code Section 401(a)(9);

               (iii) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities, if any); and

               (iv) any other distribution(s) that is reasonably expected to total less than $200 during a year.

          (2)  An eligible retirement plan is

               (i) an individual retirement account described in Code Section 408(a), an individual retirement annuity described in Code Section 408(b);

               (ii)  an annuity plan described in Code Section 403(a); or

               (iii) a qualified plan described in Code Section 401(a), that accepts the distributee's eligible rollover distribution.

          However, in the case of an eligible rollover distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

          (3) A distributee includes an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Code Section 414(p), are distributees with regard to the interest of the spouse or former spouse.

          (4) A direct rollover is a payment by the plan to the eligible retirement plan specified by the distributee.

     Section 3.12. Appointment Of Guardian For Beneficiary.  In making any
                   ---------------------------------------
distribution to or for the benefit of any minor or incompetent beneficiary, the Plan Administrator, in his or her sole, absolute and uncontrolled discretion may, but need not, order the Trustee to make such distribution to a legal or natural guardian or other relative of such minor or court appointed committee of incompetent temporarily or permanently resides, and any such guardian, committee, relative or other person shall have full authority and discretion to expend such distribution for the use and benefit of such minor or incompetent, and the receipt of such guardian, committee, relative or other person shall be a complete discharge to the Trustee, without any responsibility on its part or on the part of the Employer or Plan Administrator to see to the application thereof.

                    ARTICLE IV:  CONTRIBUTION AND VALUATION
                    ---------------------------------------

      Section 4.01. Deposit Of Funds.  The Employer shall deposit with the
                    ----------------
Trustee from time to time the funds actuarially necessary to provide the benefits under the Plan for Participants and Beneficiaries in a manner consistent with the funding standards mandated by ERISA and the applicable regulations issued thereunder.

      Section 4.02. Payment Of Expenses.  The Employer will pay, or cause to be
                    -------------------
paid from the Trust Fund, all expenses of administering the Plan and the Trust as may be mutually agreed upon by the Employer, Plan Administrator and Trustee from time to time that may arise in connection with the Plan and Trust.

      Section 4.03. Periodic Actuarial Valuation.  The Actuary shall perform
                    ----------------------------
periodically an actuarial valuation of the Plan and Trust Fund and shall certify to the Employer in writing the results of the valuation. The Actuary in his or her actuarial valuation shall apply all gains arising in the operation of the Plan, including but not limited to gains resulting from terminations of employment of Participants prior to qualifying for benefits hereunder, to reduce the contributions of the Employer pursuant to the funding method and actuarial tables then in use.

      Section 4.04. Funding Standard Account.  A funding standard account shall
                    ------------------------
be established and maintained so that it may be determined whether or not the Employer has complied with minimum funding standards.

      Section 4.05. Contributions By Mistake Of Fact.  Notwithstanding Section
                    --------------------------------
5.01(b), in the case of contributions made by the Employer by reason of a mistake of fact, such contributions (or the portion thereof made in mistake) may be returned to the Employer within one year after its payment into the Plan. Any such amount returned may not include any income, earnings or gains attributable to such nondeductible amount but shall be reduced by the proportionate part of any loss of the Trust Fund between the time of its deposit in trust and the time of its withdrawal.

      Section 4.06. Contributions Conditioned On Deductibility.  Any
                    ------------------------------------------
contribution by the Employer is conditioned upon its deductibility under Sections 404 or 162 of the Code, as amended, and to the extent that any such deduction may hereafter be disallowed, there shall be returned to the Employer the portion of the contribution which is disallowed within one year of the disallowance of the said deduction. Any such amount returned may not include any income, earnings or gains attributable to such nondeductible amount but shall be reduced by the proportionate part of any loss of the Trust Fund between the time of its deposit in trust and the time of its withdrawal.


                  ARTICLE V:  TRUST FUND AND TRUST AGREEMENT
                  ------------------------------------------

      Section 5.01. Trust Fund.
                    ----------

      (a) The assets of the Plan shall be received, held in Trust, and disbursed by the Trustee in accordance with the provisions of the Trust Agreement and the provisions of the Plan. See Section 2.05.

      (b) No part of the Trust Fund shall be used for or diverted to purposes other than for the exclusive benefit of Participants, Retired Participants, Disabled Participants, or their beneficiaries or spouses under the Plan prior to the satisfaction of all liabilities hereunder with respect to them. The assets of the Plan shall be held for the exclusive purposes of providing benefits to Participants of the Plan (and to their beneficiaries) and of defraying reasonable expenses of administering the Plan (including, without limitation, fees and charges of the Trustee and Actuary) except that because of errors made in the actuarial calculations of the liabilities of the Trust Fund, after all liabilities and contingent liabilities to the Participants and their beneficiaries as provided for herein have been fully satisfied, any remaining balance may be returned to the Employer.

      (c) No person shall have any interest in or right to the Trust Fund or any part thereof, except as specifically provided for in the Plan and/or the Trust Agreement.

      Section 5.02. Trust Agreement.  The Trust Agreement shall be deemed to
                    ---------------
form a part of the Plan and all rights of Participants or others under the Plan shall be subject to the provisions of the Trust Agreement.

                   ARTICLE VI:  MAXIMUM BENEFIT LIMITATIONS
                   ----------------------------------------

      Section 6.01. General.
                    -------

      (a) This Section 6.01(a), except for (2) below, applies regardless of whether any Participant is or has ever been a participant in another qualified plan maintained by the Employer. If any Participant is or has ever been a participant in another qualified plan maintained by the Employer, or a welfare benefit fund, as defined in Code Section 419(e), maintained by the Employer, or an individual medical account, as defined in Code Section 415(l)(2), maintained by the employer, or a simplified employee pension plan, as defined in Code
Section 408(k), maintained by the Employer, that provides an annual addition as defined in Section 6.02, Section 6.01(b) is also applicable to that Participant's benefits.

          (1) The annual benefit otherwise payable to a Participant at any time will not exceed the maximum permissible amount. If the benefit the Participant would otherwise accrue in a limitation year would produce an annual benefit in excess of the maximum permissible amount, the rate of accrual will be reduced so that the annual benefit will equal the maximum permissible amount.

          (2) The limitation in the immediately preceding paragraph (1) is deemed satisfied if the annual benefit payable to a Participant is not more than $1,000 multiplied by the Participant's number of years of service or parts thereof (not to exceed 10) with the Employer, and the Employer has not at any time maintained a defined contribution plan, a welfare benefit plan as defined in Code Section 419(e), or an individual medical account as defined in Code Section 415(l)(2) in which such Participant participated.

      (b) This Section 6.01(b) applies if any Participant is covered, or has ever been covered, by another plan maintained by the Employer, including a qualified plan, or a welfare benefit fund, as defined in Code Section 419(e), or an individual medical account, as defined in Code Section 415(l)(2), which provides an annual addition as described in Section 6.02.

          (1) If a Participant is, or has ever been, covered under more than one defined benefit plan maintained by the Employer, the sum of the Participant's annual benefits from all such plans may not exceed the maximum permissible amount.

          (2) For limitation years beginning prior to the first day of the first limitation year beginning after December 31, 1999, if the Employer maintains, or at any time maintained, one or more qualified defined contribution plans covering any Participant in this Plan, a welfare benefit fund, as defined in Code Section 419(e), an individual medical account as defined in Code Section 415(l)(2), or a simplified employee pension the sum of the Participant's defined contribution fraction and defined benefit fraction (as each fraction is defined below) will not exceed 1.0 in any limitation year and the annual benefit otherwise payable to the Participant under this Plan will be reduced so that such limitation is not exceeded. Such limitation shall be in lieu of any adjustment to annual additions under the Employer's defined contribution plan, if any, required by the provisions of Code Section 415 and the Regulations thereunder.

       (3) In the case of an individual who was a Participant in one or more defined benefit plans of the Employer as of the first day of the first limitation year beginning after December 31, 1986, the application of the limitations of this Section 6.01 shall not cause the maximum permissible amount for such individual under all such defined benefit plans to be less than the individual's current Accrued Benefit. The preceding sentence applies only if such defined benefit plans met the requirements of Code
     Section 415 for all limitation years beginning before January 1, 1987.

     Section 6.02. Annual Additions.
                   ----------------

     (a) Annual additions are the sum of the following amounts credited to a Participant's account for the limitation year:

        (1)  Employer contributions;

        (2)  Employee contributions;

        (3)  Forfeitures; and

        (4) Amounts allocated after March 31, 1984 to an individual medical account as defined in Code Section 415(l)(2) which is part of a pension or annuity plan maintained by the Employer are treated as annual additions to a defined contribution plan. Also, amounts derived from contributions paid or accrued after December 31, 1985, in taxable years ending after such date, that are attributable to post-retirement medical benefits allocated to the separate account of a Key Employee, as defined in Code Section 419A(d)(3), under a welfare benefit fund, as defined in Code Section 419(e), are treated as annual additions to a defined contribution plan; and

        (5)  Allocations under a simplified employee pension.

     Section 6.03. Annual Benefit.  Annual benefit shall mean a retirement
                   --------------
benefit under the Plan which is payable annually in the form of a straight life annuity. Except as provided below, a benefit payable in a form other than a straight life annuity must be adjusted to an actuarially equivalent straight life annuity before applying the limitations of this Section. The interest rate assumption used to determine actuarial equivalence will be the greater of the interest rate specified in Section 1.03 of this Plan or 5 percent. The annual benefit does not include any benefits attributable to Employee contributions or rollover contributions, or the assets transferred from a qualified plan that was not maintained by the Employer. No actuarial adjustment to the benefit is required for

     (a)  the value of a qualified joint and survivor annuity,

     (b) the value of benefits that are not directly related to retirement benefits (such as the qualified disability benefit, pre-retirement death benefits, and post-retirement medical benefits), and

     (c) the value of post-retirement cost-of-living increases made in accordance with Code Section 415(d) and Section 1.415-3(c)(2)(iii) of the Regulations.

     Section 6.04. Compensation.
                   ------------

     (a) Compensation shall refer to wages, salaries, and fees for professional services, and other amounts received (without regard to whether an amount is paid in cash) for personal services actually rendered in the course of employment with the Employer (to the extent that the amounts are includable in gross income) including, but not limited to, commissions paid salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips, bonuses, fringe benefits, and reimbursements, or other expense allowances under a nonaccountable plan (as described in 1.62-2(c)).

     (b)  Compensation shall not include the following:

          (1) Employer contributions to a deferred compensation plan which are not included in the Employee's gross income for the taxable year in which contributed or Employer contributions under a simplified employee pension plan to the extent such contributions are deductible by the Participant, or any distributions from a plan of deferred compensation plan;

          (2) Amounts realized from the exercise of a non-qualified stock option, or when restricted stock (or property) held by the Participant either becomes freely transferable or is no longer subject to a substantial risk of forfeiture;

          (3) Amounts realized from the sale, exchange or other disposition of stock acquired under a qualified stock option; and

          (4) Other amounts which received special tax benefits, or contributions made by the Employer (whether or not under a salary reduction agreement) towards the purchase of an annuity described in Code Section 403(b) (whether or not the amounts are actually excludable from the gross income of the Participant).

     (c) Compensation for a limitation year is the compensation actually paid or made available during such limitation year.

     Section 6.05. Current Accrued Benefit.  Current accrued benefit shall mean
                   -----------------------
a Participant's Accrued Benefit under the Plan, determined as if the Participant had separated from service as of the close of the last limitation year beginning before January 1, 1987, when expressed as an annual benefit within the meaning of Code Section 415(b)(2). In determining the amount of a Participant's current Accrued Benefit, the following shall be disregarded:

     (a)  Any change in the terms and conditions of the Plan after May 5, 1986;
and

     (b)  Any cost of living adjustments occurring after May 5, 1986.

     Section 6.06. Defined Benefit Dollar Limitation.  The defined benefit
                   ----------------------------------
dollar limitation shall be $90,000. Effective on January 1, 1988, and each January thereafter, the $90,000 limitation above will be automatically adjusted by multiplying such limit by the cost of living adjustment factor prescribed by the Secretary of the Treasury under Code Section 415(d) in such manner as the Secretary shall prescribe. The new limitation will apply to limitation years ending within the calendar year of the date of the adjustment.

     Section 6.07. Defined Benefit Fraction.
                   ------------------------

     (a)  The defined benefit fraction is a fraction,

          (1) the numerator of which is the sum of the Participant's projected annual benefits under all the defined benefit plans (whether or not terminated) maintained by the Employer, and


          (2) the denominator of which is the lesser of 125 percent of the dollar limitation determined for the limitation year under Code Sections 415(b) and (d) and in accordance with Section 6.12(a) below or 140 percent of the highest average compensation, including any adjustments under Code
     Section 415(b).

     (b) Notwithstanding the immediately preceding paragraph (a), if the Participant was a Participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined benefit plans maintained by the Employer which were in existence on May 6, 1986, the denominator of the defined benefit fraction will not be less than 125 percent of the sum of the annual benefits under such plans which the Participant had accrued as of the close of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the plans after May 5, 1986. The preceding sentence applies only if the defined benefit plans individually and in the aggregate satisfied the requirements of Code Section 415 for all limitation years beginning before January 1, 1987.

      Section 6.08. Defined Contribution Fraction.
                    -----------------------------

      (a) The defined contribution fraction is a fraction,

          (1) the numerator of which is the sum of the annual additions to the Participant's account under all the defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior limitation years, (including the annual additions attributable to the Participant's nondeductible Employee contributions to this and all other defined benefit plans (whether or not terminated) maintained by the Employer, and the annual additions attributable to all welfare benefit funds, as defined in Code Section 419(e), or individual medical accounts, as defined in Code Section 415(l)(2), and simplified employee pensions maintained by the Employer), and

          (2) the denominator of which is the sum of the maximum aggregate amounts for the current and all prior limitation years of service with the Employer (regardless of whether a defined contribution plan was maintained by the Employer).

The maximum aggregate amount in any limitation year is the lesser of 125 percent of the dollar limitation determined under Code Sections 415(b) and (d) in effect under Code Section 415(c)(1)(A) or 35 percent of the Participant's compensation for such year.

     (b) If the Employee was a participant as of the first day of the first limitation year beginning after December 31, 1986, in one or more defined contribution plans maintained by the Employer which were in existence on May 6, 1986, the numerator of this fraction will be adjusted if the sum of this fraction and the defined benefit fraction would otherwise exceed 1.0 under the terms of this Plan. Under the adjustment, an amount equal to the product of

          (1)  the excess of the sum of the fractions over 1.0 times

          (2) the denominator of this fraction, will be permanently subtracted from the numerator of this fraction.


The adjustment is calculated using the fractions as they would be computed as of the end of the last limitation year beginning before January 1, 1987, disregarding any changes in the terms and conditions of the Plan after May 5, 1986, but using the Code Section 415 limitation applicable to the first limitation year beginning on or after January 1, 1987. The annual addition for any limitation year beginning before January 1, 1987, shall not be recomputed to treat all Employee contributions as annual additions.

     Section 6.09. Employer.  Employer, for the purposes of Section 6.01, shall
                   --------
mean the Employer and all members of a controlled group of corporations (as defined in Code Section 414(b), as modified by Code Section 415(h)), all commonly controlled trades or businesses (as defined in Code Section 414(c) as modified by Code Section 415(h)), or affiliated service groups (as defined in Code Section 414(m)) of which the Employer is a part, and any other entity required to be aggregated with the Employer pursuant to Regulations under Code
Section 414(o).

     Section 6.10. Highest Average Compensation.  Highest average compensation
                   ----------------------------
shall mean the average Compensation for the three (3) consecutive years of service with the Employer that produces the highest average. A year of service with the Employer is the twelve (12) consecutive month period corresponding to a calendar year.

     Section 6.11. Limitation Year.  Limitation year shall mean a calendar
                   ---------------
year. All qualified plans maintained by the Employer use the same limitation year. If the limitation year is amended to a different twelve (12) consecutive month period, the new limitation year must begin on a date within the limitation year in which the amendment is made.

     Section 6.12. Maximum Permissible Amount.  Maximum permissible amount
                   --------------------------
shall mean the lesser of the defined benefit dollar limitation or 100 percent of the Participant's highest average compensation.

     (a) If the Participant has less than 10 years of participation with the Employer, the defined benefit dollar limitation is reduced by one-tenth for each year of Participation (or part thereof) less than ten. To the extent provided in Regulations or in other guidance issued by the Internal Revenue Service, the preceding sentence shall be applied separately with respect to each change in the benefit structure of the Plan.

          (1) If the Participant has less than 10 years of service with the Employer, the compensation limitation is reduced by one-tenth for each year of service (or part thereof) less than ten (10).

          (2) The adjustments of under this Section 6.12 (a) shall be applied in the denominator of the defined benefit fraction based upon years of service. Years of service shall include future years occurring before the Participant's normal retirement age. Such future years shall include the year which contains the date the Participant reaches normal retirement age, only if it can be reasonably anticipated that the Participant will receive a year of service for such year.

     (b) If the annual benefit of the Participant commences before the Participant's social security retirement age, but on or after age sixty-two
(62), the defined benefit dollar limitation as reduced above, if necessary, shall be determined as follows:


          (1) If a Participant's social security retirement age is sixty (65), the dollar limitation for benefits commencing on or after age sixty-two
     (62) is determined by reducing the defined benefit dollar limitation by five-ninths (5/9) of one percent for each month by which benefits commence before the month in which the Participant attains age sixty-five (65).

          (2) If a Participant's social security retirement age is greater than sixty-five (65), the dollar limitation for benefits commencing on or after age sixty-two (62) is determined by reducing the defined benefit dollar limitation by five-ninths (5/9) of one percent for each of the first thirty-six (36) months and five-twelfths (5/12) of one percent for each of the additional months (up to twenty-four (24) months) by which benefits commence before the month of the Participant's social security retirement age.

     (c) If the annual benefit of a Participant commences prior to age sixty-two (62), the defined benefit dollar limitation shall be the actuarial equivalent of an annual benefit beginning at age sixty-two (62), as determined above, reduced for each month by which benefits commence before the month in which the Participant attains age sixty-two (62). To determine actuarial equivalence, the interest rate assumption is the greater of the rate specified in Section 1.03 or 5 percent. Any decrease in the defined benefit dollar limitation determined in accordance with this paragraph (c) shall not reflect the mortality decrement to the extent that benefits will not be forfeited upon the death of the Participant.

     (d) If the annual benefit of a Participant commences after the Participant's social security retirement age, the defined benefit dollar limitation as reduced in the immediately preceding paragraph (a), if necessary, shall be adjusted so that it is the actuarial equivalent of an annual benefit of such dollar limitation beginning at the Participant's social security retirement age. To determine actuarial equivalence, the interest rate assumption is the lesser of the rate specified in Section 1.03 or 5 percent.

     Section 6.13. Projected Annual Benefit.  Projected annual benefit shall
                   ------------------------
mean the annual benefit as defined in Section 6.03, to which the Participant would be entitled under the terms of the Plan assuming the following:

     (a) The Participant will continue employment until normal retirement age under the Plan (or current age, if later), and

     (b) The Participant's compensation for the current limitation year and all other relevant factors used to determine benefits under the Plan will remain constant for all future limitation years.

     Section 6.14. Social Security Retirement Age.  Social Security Retirement
                   ------------------------------
Age means the age used as the retirement age under Section 216(l) of the Social Security Act, except that such section shall be applied without regard to the age increase factor and as if the early retirement age under Section 216(l)(2) of such Act were 62.

     Section 6.15. Year of Participation.
                   ---------------------

     (a) A year of participation (computed to fractional parts of a year) shall be credited to Participants for each accrual computation period for which the following conditions are met:

          (1) The Participant is credited with at least the number of hours of service for benefit accrual purposes required under the terms of the Plan in order to accrue a benefit for the accrual computation period, and

          (2) The Participant is included as a Participant under the eligibility provisions of the Plan for at least one day of the accrual computation period.

     (b)  If the conditions set forth in the immediately preceding paragraphs
(1) and (2) are met, the portion of a year of participation credited to the Participant shall equal the amount of benefit accrual service credited to the Participant for such accrual computation period.

     (c) A Participant who is permanently and totally disabled within the meaning of Code Section 415(c)(3)(C)(i) for an accrual computation period shall receive a year of participation with respect to that period.

     (d) For a Participant to receive a year of participation (or part thereof) for an accrual computation period, the Plan must be established no later than the last day of such accrual computation period.

     (e) In no event will more than one year of participation be credited for any 12-month period.

                      ARTICLE VII:  TOP HEAVY PROVISIONS
                      ----------------------------------

     Section 7.01. General.  If the Plan is or becomes top heavy in any Plan
                   -------
Year the provisions below will supersede any conflicting provisions in the Plan for such Plan Year and each Plan Year thereafter.

     Section 7.02. Key Employee.  A Key Employee is any Employee or former
                   ------------
Employee (and the beneficiaries of such Employee) who at any time during the determination period was an officer of the Employer if such individual's annual compensation exceeds fifty percent (50%) of the dollar limitation under Section 415(b)(1)(A) of the Code, an owner (or considered an owner under Section 318 of the Code) of one of the ten largest interests in the Employer if such individual's compensation exceeds 100 percent of the dollar limitation under Code Section 415(c)(1)(A), a five percent (5%) owner of the Employer, or a 1-percent owner of the Employer who has an annual compensation of more than $150,000.

     (a) Annual compensation means compensation as defined in Code Section 415(c)(3), but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the Employee's gross income under Code Sections 125, 402(e)(3), 402(h) or 403(b).

     (b) The determination period is the Plan Year containing the determination date and the 4 preceding Plan Years. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the Regulations thereunder.

     Section 7.03. Top Heavy Plan.  For any Plan Year beginning after December
                   --------------
31, 1983, this Plan is top heavy if any of the following conditions exist:


     (a) If the top heavy ratio for this Plan exceeds sixty percent (60%) and this Plan is not part of any required aggregation group or permissive aggregation group of plans,

     (b) If this Plan is a part of a required aggregation group of plans (but which is not part of a permissive aggregation group) and the top heavy ratio for the group of plans exceeds sixty percent (60%) percent, or

     (c) If this Plan is a part of a required aggregation group of plans and part of a permissive aggregation group and the top heavy ratio for the permissive aggregation group exceeds sixty percent (60%) percent.

     Section 7.04. Top Heavy Ratio.
                   ---------------

     (a) If the Employer maintains one or more defined benefit plans and the Employer has not maintained any defined contribution plans (including any simplified employee pension plan) which during the five-year period ending on the determination date(s) has or has had account balances, the top heavy ratio for this Plan alone or for the required or permissive aggregation group as appropriate is a fraction,

          (1) the numerator of which is the sum of the Present Values of Accrued Benefits of all Key Employees as of the determination date(s) (including any part of any Accrued Benefit distributed in the five-year period ending on the determination date(s)), and

          (2) the denominator of which is the sum of all Accrued Benefits (including any part of any Accrued Benefit distributed in the five-year period ending on the Determination Date(s)), determined in accordance with Code Section 416 and the Regulations thereunder.

     (b) If the Employer maintains one or more defined benefit plans and the Employer maintains or has maintained one or more defined contribution plans (including any simplified employee pension plan) which during the five-year period ending on the Determination Date(s) has or has had any account balances, the top heavy ratio for any required or permissive aggregation group as appropriate is a fraction,

          (1) the numerator of which is the sum of the present value of accrued benefits under the aggregate defined benefit plan or plans for all Key Employees, determined in accordance with (a) above, and

          (2) the sum of account balances under the aggregated defined contribution plan or plans for all Key Employees as of the determination date(s), and the denominator of which is the sum of the present values of accrued benefits under the aggregated defined benefit plan or plans, determined in accordance with (a) above, for all Participants and the sum of the account balances under the aggregated defined contribution plan or plans for all Participants as of the determination date(s), all determined in accordance with Code Section 416 and the Regulations thereunder.

The account balances under a defined contribution plan in both the numerator and denominator of the top-heavy ratio are increased for any distribution of an account balance made in the 5-year period ending on the determination date.

     (c)  For purposes of (a) and (b) above,

          (1) the value of account balances and the present value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within or ends with the 12-month period ending on the determination date except as provided in Code Section 416 and the Regulations thereunder for the first and second Plan Years of a defined benefit plan.

          (2)  The account balances are Accrued Benefits of a Participant

               (i) who is not a Key Employee but who was a Key Employee in a prior year, or

               (ii) who has not been credited with at least one Hour of Service with the Employer maintaining the Plan at any time during the 5-year period ending on the determination date will be disregarded.

          (3) The calculation of the top heavy ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Code Section 416 and the Regulations thereunder. Deductible Employee contributions will not be taken into account for purposes of computing the top-heavy ratio. When aggregating plans, the value of account balances and Accrued Benefits will be calculated with reference to the determination dates that fall within the same calendar year.

          (4) The Accrued Benefit of a Participant, other than a Key Employee, shall be determined under

               (i) the method, if any, that uniformly applies for accrual purposes under all defined benefit plans maintained by the Employer, or

               (ii) if there is no such method, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under the fractional rule of Code Section 411(b)(1)(C).

     Section 7.05. Permissive Aggregation Group.  The required aggregation
                   ----------------------------
group of plans plus any other plan or plans of the Employer which, when considered as a group with the required aggregation group, would continue to satisfy the requirements of Sections 401(a)(4) and 410 of the Code.

     Section 7.06. Required Aggregation Group.  The required aggregation group
                   --------------------------
shall consist of:

     (a) Each qualified plan of the Employer in which at least one Key Employee participates or participated at any time during the determination period (regardless of whether the Plan has terminated), and

     (b) Any other qualified plan of the Employer which enables a Plan described in (a) to meet the requirements of Code Sections 401(a)(4) or 410.

     Section 7.07. Determination Date.  For any Plan Year subsequent to the
                   ------------------
first Plan Year, the last day of the preceding Plan Year. For the first Plan Year of the Plan, the last day of that year.

     Section 7.08. Valuation Date.  The valuation date shall be January 1.
                   --------------

     Section 7.09. Present Value.  Present Value shall be based only on the
                   -------------
interest and mortality rates specified in Section 1.03(d).

     Section 7.10. Minimum Accrued Benefit.
                   -----------------------

     (a) Notwithstanding any other provision in this Plan, except for the immediately following paragraphs (e) and (f) below, for any Plan Year in which this Plan is top heavy, each Participant who is not a Key Employee and has completed 1,000 Hours of Service will accrue a benefit (to be provided solely by Employer contributions and expressed as a life annuity commencing at Normal Retirement Date) of two percent (2%) of his or her highest average compensation for the five (5) consecutive years for which the Participant had the highest compensation. The aggregate compensation for the years during the five-year period in which the Participant was credited with a Year of Service will be divided by the number of such years in order to determine average annual compensation.

     (b) The minimum accrual is determined without regard to any Social Security contribution.

     (c) The minimum accrual applies even though under other Plan provisions the Participant would not otherwise be entitled to receive an accrual, or would have received a lesser accrual for the year because

          (1) the Non-Key Employee fails to make mandatory contributions to the Plan,

          (2)  the Non-Key Employee's compensation is less than a stated amount,

          (3) the Non-Key Employee is not employed on the last day of the accrual computation period, or

          (4)  the Plan is integrated with Social Security.

     (d) For purposes of computing the minimum accrued benefit, compensation will include W-2 wages for the calendar year ending with or within the Plan Year, as limited by Code Section 401(a)(17).

     (e) No additional benefit accruals shall be provided pursuant to the immediately preceding paragraph (a) to the extent that the total accruals on behalf of the Participant attributable to Employer contributions will provide a benefit expressed as a life annuity commencing at Normal Retirement Date that equals or exceeds twenty percent (20%) of the Participant's highest average compensation for the five (5) consecutive years for which the Participant had the highest compensation.

     (f) All accruals of Employer derived benefit, whether or not attributable to years for which the Plan is top heavy, may be used in computing whether the minimum accrual requirement of the immediately preceding paragraph (e) is satisfied.

          (1) If the form of benefit is other than a single life annuity, the Employee must receive an amount that is the Actuarial Equivalent of the minimum single life annuity benefit. If the benefit commences at a date other than at Normal Retirement Date, the Employee must receive at least an amount that is the Actuarial Equivalent of the minimum single life annuity benefit commencing at Normal Retirement Date.

          (2) The minimum accrued benefit required (to the extent required to be nonforfeitable under Code Section 416(b)) may not be suspended or forfeited under Sections 411(a)(3)(B) or 411(a)(3)(D).

     Section 7.11. Vesting.
                   -------

     (a) The vesting schedule for Plan Years in which this Plan is not top heavy is located in Section 3.07(a)(1). However, for any Plan Year in which this Plan is top heavy, the nonforfeitable interest of each Participant in his or her Accrued Benefits shall be:

          Service Years                  % Vested
          -------------                  --------

               2                                    20%
               3                                    40%
               4                                    60%
               5                                    80%
               6 or more                           100%

     (b) The minimum vesting schedule applies to all benefits within the meaning of Code Section 411(a)(7), except those attributable to Employee contributions, including benefits accrued before the effective date of Section 416 and benefits accrued before the Plan became top-heavy.

          (1) No reduction in Vested benefits may occur in the event the Plan's status at top heavy changes for any Plan Year.

          (2) This Section 7.11 does not apply to the Accrued Benefits of any Employee who does not have an Hour of Service after the Plan has initially become top heavy and such Employee's Accrued Benefits attributable to Employer contributions will be determined without regard to this Section 7.11.

                       ARTICLE VIII:  AMENDMENT, MERGER,
                      CONSOLIDATION OR TRANSFER OF ASSETS
                      -----------------------------------

     Section 8.01. Plan Amendment.
                   --------------

     (a)  The Employer shall have the right, subject to the limitations of this
Section 8.01, to act at any time and from time to time, without consent of Participants, active or retired, beneficiaries, or any person or persons claiming through them, to modify or amend, in whole or in part, any or all of the provisions of the Plan, including specifically the right to make any such amendments effective retroactively, if necessary, to bring the Plan into conformity with governmental regulations which must be complied with in order to maintain qualification of the Plan, provided that no such modification or amendment shall make it possible for any part of the assets of the Plan to be used for or diverted to purposes other than for the exclusive benefit of Participants and Retired Participants, and their beneficiaries under the Plan, prior to the satisfaction of all liabilities with respect to such Participants and Retired Participants and their beneficiaries under the Plan as provided by
Section 5.01(b). Furthermore, no amendment shall deprive Participants of any optional form of benefit to the extent protected by law or as a condition to qualification of the Plan under the Code provisions in effect at the applicable time.

     (b) No amendment to the Plan (including a change in the actuarial basis for determining optional or early retirement benefits) shall be effective to the extent that it has the effect of decreasing a Participant's Accrued Benefit. Notwithstanding the preceding sentence, a Participant's Accrued Benefit may be reduced to the extent permitted under Code Section 412(c)(8).

          (1) For the purposes of this Section 8.01(b), a Plan amendment which has the effect of

               (i) eliminating or reducing an early retirement benefit or a retirement-type subsidy, or

               (ii) eliminating an optional form of benefit, with respect to benefits attributable to service before the amendment shall be treated as reducing Accrued Benefits.

          (2) In the case of a retirement-type subsidy, the immediately preceding paragraph (1) shall apply only with respect to a Participant who satisfies (either before or after the amendment) the preamendment conditions for the subsidy. In general, a retirement-type subsidy is a subsidy that continues after retirement, but does not include a qualified disability benefit, a medical benefit, a social security supplement, or a death benefit (including life insurance).

          (3) If the vesting schedule of the Plan is amended, in the case of a Participant who is a Participant as of the later of the date such amendment is adopted or the date it becomes effective, the nonforfeitable percentage (determined as of such date) of such Participant's Employer-derived Accrued Benefit will not be less than the percentage computed under the Plan without regard to such amendment.

     (c) If the Plan's vesting schedule is amended or the Plan is amended in any way that directly or indirectly affects the computation of a Participant's nonforfeitable percentage, or if the Plan is deemed amended by an automatic change to or from a top heavy vesting schedule, each Participant with at least three (3) years of service with the Employer may elect within a reasonable period after the adoption of the amendment or change, to have his or her nonforfeitable percentage computed under the Plan without regard to such amendment or change. For Participants who do not have at least one Hour of Service in any Plan Year beginning after December 31, 1988, the preceding sentence shall be applied by substituting "five years of service" for "three years of service" where such language appears.

     (d) The period during which the election referred to in the immediately preceding paragraph (c) may be made shall commence with the date the amendment is adopted or deemed to be made and shall end on the latest of:

          (1)  60 days after the amendment is adopted:

          (2)  60 days after the amendment becomes effective; or

          (3) 60 days after the Participant is issued written notice of the amendment by the Employer or Plan Administrator.

     (e) If the Plan is amended and an effect of such amendment is to increase current liability (as defined in Code Section 401(a)(29)(E)) under the Plan for a Plan Year, and the funded current liability percentage of the Plan for the Plan Year in which the amendment takes effect is less than sixty percent (60%), including the amount of the unfunded current liability under the Plan attributable to the amendment, the amendment shall not take effect until the Employer (or any member of a controlled group which includes the Employer) provides security to the Plan. The form and amount of such security shall satisfy the requirements of Code Section 401(a)(29)(B) and (C). Such security may be released provided the requirements of Code Section 401(a)(29)(D) are satisfied.

     (f) Pursuant to the Employer's right to amend the Plan, the Board of Directors will determine whether an amendment is appropriate and will direct that the amendment be drafted. A quorum of the Board of Directors must approve the amendment. As soon as practicable after the Board of Directors' approval, the Employer's President, or an officer designated by the President, will sign the amendment, thereby adopting the amendment.

     Section 8.02. Merger, Consolidation Or Transfer Of Assets.
                   -------------------------------------------

     (a) In the event of a merger or consolidation of the Employer or transfer of all or substantially all of its assets to any other corporation, partnership or association, provision may be made by such successor corporation, partnership or association at its election for the continuance of the Plan as to such successor entity. Such successor shall, upon its election to continue the Plan, be substituted in place of the Employer by an instrument duly authorizing such substitution and duly executed by the Employer and its successor. Upon notice of such substitution accompanied by a certified copy of the resolutions of the Board of Directors and its successor authorizing such substitution and delivered to the Trustee, the Trustee and all Participants hereunder shall be authorized to recognize such successor in the place of the Employer.

     (b) In the case of any merger or consolidation with, or transfer of assets or liabilities to, any other plan, each Participant in the Plan would (if the new plan then terminated) receive a benefit immediately after the merger, consolidation, or transfer which is equal to or greater than the benefit he or she would have been entitled to receive immediately before the merger, consolidation or transfer (if the Plan had then terminated).

     (c) Before the Plan can be merged or consolidated with any other qualified plan or its assets or liabilities transferred to any other qualified plan, the Plan Administrator must secure (and file with the Secretary of the Treasury at least 30 days beforehand) a certification from a government-enrolled actuary that the benefits that would be received by a Participant of the Plan in the event of a termination of the Plan immediately after such transfer, merger or consolidation, are at least equal to the benefits the Participant would have received if the Plan had terminated immediately before the transfer, merger or consolidation, and such transfer, merger or consolidation does not otherwise result in the elimination or reduction of any of the protected benefits described in Section 8.01(b).

                         ARTICLE IX:  PLAN TERMINATION
                         -----------------------------

     Section 9.01.  Termination Of Plan.
                    -------------------

     (a) The Employer shall have the right to terminate the Plan. The Board of Directors will determine whether plan termination is appropriate. A quorum of the Board of Directors must approve the termination. As soon as practicable after the Board of Directors' approval of the termination, the Board of Directors will direct that a written notice of such termination be drafted and delivered to the Trustee and the Plan Administrator.

          However, any termination (other than a partial termination or an involuntary termination pursuant to Act Section 4042) must satisfy the requirements and follow the procedures outlined herein and in ERISA Section 4041 for a Standard Termination or a Distress Termination. Upon any termination (full or partial), all amounts shall be allocated in accordance with the provisions hereof and the Accrued Benefit, to the extent funded as of such date, of each affected Participant shall become fully Vested and shall not thereafter be subject to forfeiture.

     (b)  Standard Termination Procedure.
          ------------------------------

          (1) The Plan Administrator shall first notify all "affected parties" (as defined in Act Section 4001(a)(21)) of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least sixty (60) days prior to the proposed termination date. However, in the case of a standard termination, it shall not be necessary to provide such notice to the PBGC. As soon as practicable after the termination notice is given, the Plan Administrator shall provide a follow-up notice to the PBGC setting forth the following:

               (i) a certification of an enrolled actuary of the projected amount of the assets of the Plan as of the proposed date of final distribution of assets, the actuarial present value of the "benefit liabilities" (as defined in Act Section 4001(a)(16)) under the Plan as of the proposed termination date, and confirmation that the Plan is projected to be sufficient for such "benefit liabilities" as of the proposed date of final distribution;

               (ii) a certification by the Plan Administrator that the information provided to the PBGC and upon which the enrolled actuary based his or her certification is accurate and complete; and

               (iii) such other information as the PBGC may prescribe by regulation.

          The certification of the enrolled actuary and of the Plan Administrator shall not be applicable in the case of a plan funded exclusively by individual insurance contracts.

          (2) No later than the date on which the follow-up notice is sent to the PBGC, the Plan Administrator shall provide all Participants and beneficiaries under the Plan with an explanatory statement specifying each such person's "benefit liabilities," the benefit form on the basis of which such amount is determined, and any additional information used in determining "benefit liabilities" that may be required pursuant to regulations promulgated by PBGC.

          (3) A standard termination may only take place if at the time the final distribution of assets occurs, the Plan is sufficient to meet all "benefit liabilities" determined as of the termination date.

     (c)  Distress Termination Procedure.
          ------------------------------

          (1) The Plan Administrator shall first notify all "affected parties" of the Employer's intention to terminate the Plan and the proposed date of termination. Such termination notice must be provided at least

     60 days prior to the proposed termination date. As soon as practicable after the termination notice is given, the Plan Administrator shall also provide a follow-up notice to the PBGC setting forth the following:

               (i) a certification of an enrolled actuary of the amount, as of the proposed termination date, of the current value of the assets of the Plan, the actuarial present value (as of such date) of the "benefit liabilities" under the Plan, whether the Plan is sufficient for "benefit liabilities" as of such date, the actuarial present value (as of such date) of benefits under the Plan guaranteed under Act
          Section 4022, and whether the Plan is sufficient for guaranteed benefits as of such date;

               (ii) in any case in which the Plan is not sufficient for "benefit liabilities" as of such date, the name and address of each Participant and beneficiary under the Plan as of such date;

               (iii) a certification by the Plan Administrator that the information provided to the PBGC and upon which the enrolled actuary based his or her certification is accurate and complete; and

               (iv) such other information as the PBGC may prescribed by regulation.

          This certification of the enrolled actuary and of the Plan Administrator shall not be applicable in the case of a plan funded exclusively by individual insurance contracts.

          (2)  A distress termination may only take place if:

               (i) the Employer demonstrates to the PBGC that such termination is necessary to enable the Employer to pay its debts while staying in business, or to avoid unreasonably burdensome pension costs caused by a decline in the employer' work force;

               (ii) the Employer is the subject of a petition seeking liquidation in a bankruptcy or insolvency proceeding which has not been dismissed as of the proposed termination date; or

               (iii) the Employer is the subject of a petition seeking reorganization in a bankruptcy or insolvency proceeding which has not been dismissed as of the proposed termination date, and the bankruptcy court (or such other appropriate court) approves the termination and determines that the Employer will be unable to continue in business outside a Chapter 11 reorganization process and that such termination is necessary to enable the Employer to pay its debts pursuant to a plan of reorganization.


     (d)  Priority And Payment Of Benefits.  In the case of a distress
          --------------------------------
termination, upon approval by the PBGC that the Plan is sufficient for "benefit liabilities" or for "guaranteed benefits," or in the case of a standard termination, a letter of non- compliance has not been issued within the sixty
(60) day period (as extended) following the receipt by the PBGC of the follow-up notice, the Plan Administrator shall allocate the assets of the Plan among Participants and beneficiaries pursuant to ERISA Section 4044(a).

          (1) If the Employer terminates the Plan, the Employer shall direct the Trustee to compute the value of the Trust Fund held for the benefit of Participants, Retired Participants, qualified Terminated Participants, Disabled Participants, spouses, and beneficiaries otherwise eligible to receive benefits hereunder. The Plan Administrator, based upon the certification of the Actuary, shall apportion the amount so valued to all such Participants, Retired Participants, qualified Terminated Participants, Disabled Participants, spouses and beneficiaries in shares as determined in accordance with ERISA Section 4044(a), but subject to the provisions of
     Section 9.01(g).

          (2) The value of that portion of the Trust Fund remaining after providing for the expenses of administration of the Plan and Trust shall be allocated for purposes of paying Monthly Retirement Income, Disability Payments and Death Benefits in the order of precedence indicated and in the amounts indicated in ERISA Section 4044.

          (3) The allocation of the Trust Fund in accordance with ERISA Section 4044(a) shall be based on the method of payments of Monthly Retirement Income, Disability Payments or Death Benefits specified in the Plan. In the event that the Trust Fund assets on or after the date of termination are insufficient to fund all benefits within any class of benefits, see ERISA
     Section 4044(a), the benefits of all higher order of precedence shall be funded, the benefits of all lower order of precedence shall be unfunded, and the assets remaining shall be allocated among Participants of that class on the basis of their respective actuarial reserves, subject to the provisions of Section 4044 of ERISA.

     (e) In the event of failure of the Employer upon termination of this Plan to pay or reimburse the Trustee or the Actuary for the then outstanding charges or expenses incurred hereunder, the Trustee is empowered to satisfy such claims by lien upon the Trust Fund, prior to making any allocation in accordance with
Section 9.01(d).

     (f) The application of the Trust Fund on the foregoing basis shall be calculated by the Actuary and certified to the Trustee by the Employer as of the date on which the Plan terminated. Subject to the restrictions of ERISA, as it may be amended, when the calculations shall be completed, the interest of each Participant, qualified Terminated Participant, Retired Participant, Disabled Participant, spouse and beneficiary shall continue to be held in the Trust Fund pursuant to the terms of Section 9.01(d) hereof, or at the direction of the Employer, the Trust Fund shall be liquidated and each of their interests distributed to them in a form of annuity contracts, annuity payments, installments or in a lump sum subject to the provisions of Article III; provided, however, that any funds remaining after the satisfaction of all liabilities to Participants, qualified Terminated Participants, Retired Participants, Disabled Participants, spouses and beneficiaries under this Plan due to erroneous actuarial computations, shall be returned to the Employer.

     (g) If the Plan is terminated within ten (10) years after the Effective Date, the amount in excess of a Participant's restricted benefits under Section
9.02 shall become part of the general fund for purposes of allocation in accordance with Section 9.01(d).

     (h) Notwithstanding any other provision herein contained (except the provisions of Section 9.02), should the Plan terminate or partially terminate, the rights of all affected Participants to benefits accrued to the date of such termination or partial termination or the amounts credited to the Participant's accounts, are nonforfeitable. Although the rights of Participants hereunder shall become nonforfeitable upon termination of the Plan, no Participant shall have any recourse toward satisfaction of his or her nonforfeitable benefits other than from the Plan assets or the PBGC.

     (i) A partial termination shall be deemed to have occurred in accordance with a determination to that effect by the Federal regulatory agency (the Treasury Department, the Labor Department or the PBGC) having jurisdiction to so determine under ERISA.

     (j) The termination of the Plan shall comply with such other requirements and rules as may be promulgated by the PBGC under authority of Title IV of the ERISA, including any rules relating to time periods or deadlines for providing notice or for making a necessary filing.

     Section 9.02.  Limitation Of Benefits On Termination.
                    -------------------------------------

     (a) In the event of Plan termination, the benefit of any Highly Compensated Participant or any Highly Compensated Former Employee shall be limited to a benefit that is nondiscriminatory under Code Section 401(a)(4).

     (b) Benefits distributed to any of the twenty-five (25) most highly compensated active and Highly Compensated Former Employees with the greatest compensation in the current or prior year are restricted such that the monthly payments are no greater than an amount equal to the monthly payment that would be made on behalf of such individual under a straight life annuity that is the Actuarial Equivalent of the sum of the individual's Accrued Benefit, the individual's other benefits under the Plan (other than a social security supplement within the meaning of Regulations 1.411(a)-7(c)(4)(ii)), and the amount the individual is entitled to receive under a social security supplement. However, the limitation of this Section 9.02 shall not apply if:

          (1) after payment of the benefit to an individual described above, the value of Plan assets equals or exceeds 110 percent of the value of current liabilities, as defined in Code Section 412(l)(7);

          (2) the value of the benefits for an individual described above is less than 1 percent of the value of current liabilities before distribution; or

          (3) the value of the benefits payable under the Plan to an individual described above does not exceed $5,000 ($3,500 for Plan Years beginning prior to January 1, 2000).

     (c) For purposes of this Section, benefit includes any periodic income, any withdrawal values payable to a living Participant, and any death benefits not provided for by insurance on the individual's life.

     (d) An individual's otherwise restricted benefit may be distributed in full to the affected individual if, prior to receipt of the restricted amount, the individual enters into a written agreement with the Plan Administrator to secure repayment to the Plan of the restricted amount. The restricted amount is the excess of the amounts distributed to the individual (accumulated with reasonable interest) over the amounts that could have been distributed to the individual under the straight life annuity described above (accumulated with reasonable interest). The individual may secure repayment of the restricted amount upon distribution by:

          (1) entering into an agreement for promptly depositing in escrow with an acceptable depositary, property having a fair market value equal to at least 125 percent of the restricted amount;

          (2) providing a bank letter of credit in an amount equal to at least 100 percent of the restricted amount; or

          (3) posting a bond equal to at least 100 percent of the restricted amount. The bond must be furnished by an insurance company, bonding company or other surety for federal bonds.

     (e) The escrow agreement may permit an individual to withdraw from escrow amounts in excess of 125 percent of the restricted amount. If the market value of the property in an escrow account falls below 110 percent of the remaining restricted amount, the individual must deposit additional property to bring the value of the property held by the depositary up to 125 percent of the restricted amount. The escrow arrangement may provide that the individual has the right to receive any income from the property placed in escrow, subject to the individual's obligation to deposit additional property, as set forth in the preceding sentence.

     (f) A surety or bank may release any liability on a bond or letter of credit in excess of 100 percent of the restricted amount.

     (g) If the Plan Administrator certifies to the depositary, surety or bank that the individual (or the individual's estate) is no longer obligated to repay any restricted amount, a depositary may deliver to the individual any property held under an escrow arrangement, and a surety or bank may release any liability on an individual's bond or letter of credit.

                     ARTICLE X:  MISCELLANEOUS PROVISIONS
                     ------------------------------------

      Section 10.01.  Headings And Subheadings Contained In Plan.  Any headings
                      ------------------------------------------
or subheadings in the Plan are inserted for convenience of reference only and are to be ignored in the construction of any provisions hereof.

      Section 10.02.  Illegality Of Plan Provisions.  In case any provision of
                      -----------------------------
the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of the Plan and the Plan shall be construed and enforced as if such illegal and invalid provisions had never been inserted herein.

      Section 10.03.  Correction Of Misstatements.  A misstatement in the age,
                      ---------------------------
sex, length of Continuous Service, date of employment or birth, or Average Monthly Earnings of a Participant, shall be corrected when it becomes known that any such misstatement of facts has occurred.

      Section 10.04.  Singular And Plural Terms.  Words used in the singular
                      -------------------------
shall be read and construed as though used in the plural in all cases where they would so apply.

      Section 10.05.  Governing Law.  The Plan shall be construed in accordance
                      -------------
with the laws of the State of Alabama except where such laws are superseded by ERISA, in which case ERISA shall control.

      Section 10.06.  Voluntary Continuance Of The Plan By The Employer.
                      -------------------------------------------------
Although it is the intention of the Employer that the Plan shall be continued and contributions by the Employer made regularly each year, the Plan is entirely voluntary on the part of the Employer and the continuance of the Plan and the payments thereunder are not assumed as a contractual obligation of the Employer or the Trustee.

      Section 10.07.  Source Of Payment Of Benefits.  Each Participant, Retired
                      -----------------------------
Participant, Totally and Permanently Disabled Participant, beneficiary, or spouse or any other person who shall claim the right to any payment or benefit under the Plan, shall be entitled only to look to the Trust Fund for such payment or benefit and shall not have any right, claim or demand therefor against the Employer or Trustee except as otherwise provided by law.

      Section 10.08.  Suspension Of Contributions By The Employer.  The Employer
                      -------------------------------------------
specifically reserves the right, in its sole discretion, to modify or suspend, in whole or in part, at any time or from time to time, the contributions specified in Article IV of the Plan.

      Section 10.09.  No Employment Rights Under Plan.  The Plan shall not be
                      -------------------------------
deemed to constitute a contract between the Employer and any Participant or to be a consideration or an inducement for the employment of any Participant or Employee. Nothing contained in the Plan shall be deemed to give any Participant or other Employee the right to be retained in the service of the Employer or to interfere with the right of the Employer to discharge any Participant or Employee at any time, regardless of the effect which such discharge shall have upon him or her as a Participant in the Plan.

      Section 10.10.  Alienation Of Benefits Disallowed.  No benefit or interest
                      ---------------------------------
available hereunder will be subject in any manner to assignment, alienation, anticipation, sale, transfer, pledge, encumbrance, or charge, and any attempt to assign, alienate, anticipate, sell, transfer, pledge, encumber, or charge the same shall be void; and no such benefit shall in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements, or torts of any such person, nor shall it be subject to attachment or legal process for or against such person, and the same shall not be recognized by the Employer, Trustee or Plan Administrator, except as may be required by law.

          The foregoing provisions of this paragraph Section 10.10 shall not apply to a "qualified domestic relations order" defined in Code Section 414(p). The Plan Administrator shall establish a written procedure to determine the qualified status of domestic relations orders and to administer distributions under such qualified orders. Finally, to the extent provided under a "qualified domestic relations order," a former spouse of a Participant shall be treated as the spouse or surviving spouse for all purposes under the Plan.

      Section 10.11.  Indemnification By Employer.  The Employer shall and does
                      ---------------------------
hereby indemnify all persons in its employ to whom it has delegated or from time to time hereafter does delegate any fiduciary duties against any and all claims, losses, damages, expenses and liability arising from or in connection with their responsibilities in connection with the Plan unless the same is determined to be due to their own gross negligence or willful misconduct. The Employer may obtain insurance in support of such indemnification but may only charge the cost of such insurance to the Trust to the extent individuals remain personally liable for breach of their fiduciary responsibilities.

      Section 10.12.  Bonding Of Fiduciaries.  Every fiduciary, except a bank or
                      ----------------------
an insurance company, unless exempted by the Act and Regulations thereunder, shall be bonded in an amount not less than ten percent (10%) of the amount of the funds such fiduciary handles; provided, however, that the minimum bond shall be $1,000 and the maximum bond, $500,000. The amount of funds handled shall be determined at the beginning of the Plan Year by the amount of funds handled by such person, group, or class to be covered and their predecessors, if any, during the preceding Plan Year, or if there is no preceding Plan Year, then by the amount of the funds to be handled during the then current year. The bond shall provide protection to the Plan against any loss by reason of acts of fraud or dishonesty by the fiduciary alone or in connivance with others. The surety shall be a corporate surety company (as such term is used in ERISA Section 412(a)(2)), and the bond shall be in a form approved by the Secretary of Labor. Notwithstanding anything in the Plan to the contrary, the cost of such bonds shall be an expense of and may, at the election of the Plan Administrator, be paid from the Trust Fund or by the Employer.

     IN WITNESS WHEREOF, National Bank of Commerce of Birmingham has caused this Plan, amended and restated, generally effective as of January 1, 1997, to be executed, as of the 16th day of December, 1999.


                             NATIONAL BANK OF COMMERCE OF BIRMINGHAM



                             By:   /s/ John H. Holcomb, III
                                 ------------------------------------------
                                       John H. Holcomb, III
                                       Its:  President


Attest:

By:    /s/ Kimberly Moore
    ---------------------------
       Kimberly Moore
       Its: Corporate Secretary